                                              1933 Act Registration No.  33-7788
                                              1940 Act Registration No. 811-4788

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [____]

           Pre-Effective Amendment No. _____                            [____]

           Post-Effective Amendment No.  11                             [ X  ]
                                       -----                             ----
                                        and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [____]


           Amendment No.  13                                            [ X  ]
                        -----                                            ----

                                  VLC TRUST
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

                              One Regency Plaza
                       Providence, Rhode Island  02903
                  ----------------------------------------
                  (Address of Principal Executive Offices)

                               (401) 421-1411
                       -------------------------------
                       (Registrant's Telephone Number)

                        Margaret D. Farrell, Esquire
                          Hinckley, Allen & Snyder
                              1500 Fleet Center
                       Providence, Rhode Island  02903
                   ---------------------------------------
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[_____]         immediately upon filing pursuant to Rule 485(b)


[  X  ]         on March 1, 1996 pursuant to Rule 485(b)
 -----


[_____]         60 days after filing pursuant to Rule 485(a)

[_____]         on (date) pursuant to Rule 485(a)


The Registrant hereby declares, pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, that the Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to that Section and that the Rule 24f-2 Notice for the Registrant's fiscal year ended October 31, 1995 was filed on December 27, 1995.

                                  VLC TRUST

                            Cross Reference Sheet
                           (Pursuant to Rule 495)

   Showing location in Prospectus and Statement of Additional Information
Part A     INFORMATION REQUIRED IN A PROSPECTUS                  Caption
                                                                 -------
Item 1.    Cover Page. . . . . . . . . . . . . . . . . . .  Cover Page
Item 2.    Synopsis. . . . . . . . . . . . . . . . . . . .  Summary
Item 3.    Condensed Financial Information . . . . . . . .  Financial
                                                            Highlights
Item 4.    General Description of Registrant . . . . . . .  Introduction;
                                                            General
                                                            Information;
                                                            Investment of the
                                                            Fund's Assets;
                                                            Investment
                                                            Restrictions
Item 5.    Management of the Fund. . . . . . . . . . . . .  Management
                                                            Arrangements
Item 5A.   Management Discussion of Fund Performance......  Discussion of Fund
                                                            Performance
Item 6.    Capital Stock and other Securities. . . . . . .  General
                                                            Information;
                                                            Dividends and Tax
                                                            Information
Item 7.    Purchase of Securities Being Offered. . . . . .  How to Invest in
                                                            the Fund; Net Asset
                                                            Value
Item 8.    Redemption or Repurchase. . . . . . . . . . . .  How to Redeem Your
                                                            Investment
Item 9.    Pending Legal Proceedings . . . . . . . . . . .  Not Applicable

Part B     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.   Cover Page. . . . . . . . . . . . . . . . . . .  Cover Page
Item 11.   Table of Contents . . . . . . . . . . . . . . .  Table of Contents
Item 12.   General Information and History . . . . . . . .  Not Applicable
Item 13.   Investment Objectives and Policies. . . . . . .  Investment of the
                                                            Fund's Assets;
                                                            Municipal Bonds;
                                                            Investment
                                                            Restrictions
Item 14.   Management of the Fund. . . . . . . . . . . . .  Trustees and
                                                            Officers
Item 15.   Control Persons and Principal Holders of
           Securities. . . . . . . . . . . . . . . . . . .  General
                                                            Information*
Item 16.   Investment Advisory and Other Services. . . . .  Additional
                                                            Information as to
                                                            Management
                                                            Arrangements
Item 17.   Brokerage Allocation and Other Practices. . . .  Investment of the
                                                            Fund's Assets
Item 18.   Capital Stock and Other Securities. . . . . . .  General Information
Item 19.   Purchase, Redemption and Pricing of Securities
           Being Offered . . . . . . . . . . . . . . . . .  Computation of Net
                                                            Asset Value;
                                                            Automatic
                                                            Withdrawal Plan
Item 20.   Tax Status. . . . . . . . . . . . . . . . . . .  Dividends and Tax
                                                            Information*;
                                                            Investment of the
                                                            Fund's Assets
Item 21.   Underwriters. . . . . . . . . . . . . . . . . .  How to Invest in
                                                            the Fund*;
                                                            Distribution
                                                            Arrangements
Item 22.   Calculation of Performance Data . . . . . . . .  Yield Information
Item 23.   Financial Statements are incorporated into and provided as attachment to the Statement of Additional Information

___________________
*  Included under referenced caption in the Prospectus


                                      LOGO

                          OCEAN STATE TAX-EXEMPT FUND


                               ONE REGENCY PLAZA
                         PROVIDENCE, RHODE ISLAND 02903
                                 1-800-300-1116
                                  401-421-1411
                                                                      PROSPECTUS

                                                                   MARCH 1, 1996


     The objective of Ocean State Tax-Exempt Fund (the "Fund") of VLC Trust (the "Trust") is to seek to provide as high a level of current income, exempt from Rhode Island and Federal income taxes, as is consistent with preservation of capital. The Fund invests primarily in Rhode Island Obligations, i.e., obligations (including those of non-Rhode Island issuers) which, in the opinion of bond counsel, pay interest exempt from Rhode Island State and Federal income taxes. Thus the name of the Fund does not mean that it will invest solely or even primarily in the obligations of Rhode Island Issuers, but rather that the interest received by the Fund will be free from Rhode Island State and Federal income taxes. Under normal market conditions, the Fund will invest at least 80% of its net assets in Rhode Island Obligations.


     This Prospectus concisely states information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated March 1, 1996 about the Fund and the Trust (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to Provident Financial Processing Corporation, the Trust's transfer agent, at the address given below, or by calling the telephone number given below. The Additional Statement contains information about the Fund and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when this Prospectus and the Additional Statement are both read are all facts about the Fund available to the investor.

--------------------------------------------------------------------------------
             FOR PURCHASE, REDEMPTION OR ACCOUNT INQUIRIES CONTACT
                     THE FUND'S TRANSFER AGENT: PFPC, INC.
                   P.O. BOX 8950, WILMINGTON, DELAWARE 19899
                            TOLL FREE 1-800-992-2207
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR GENERAL INQUIRIES AND YIELD INFORMATION, CALL 1-800-300-1116 OR 401-421-1411
--------------------------------------------------------------------------------

        THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE
        ----------------------------------------------------------------
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

THE FUND

     The Fund is the sole investment portfolio of the Trust, an open-end, nondiversified investment company organized in August 1986 as a Massachusetts business trust. The Fund's Investment objective is to provide as high a level of current income which is exempt from both Rhode Island and Federal income taxes as is consistent with preservation of capital. In pursuit of its objective, the Fund will, under normal market conditions, invest at least 80% of its assets in Rhode Island Obligations. See "Investment of the Fund's Assets". There is no assurance that the Fund can achieve its objective.

MANAGEMENT

     Van Liew Capital Inc. serves as the Fund's Adviser and Administrator. The fees payable to the Advisor for its advisory and administrative services are at a total rate of .60% of the Fund's average daily net assets adjusted downward with the increase in the Fund's size. See "Management Arrangements".

PURCHASE AND REDEMPTION OF SHARES

     Shares of beneficial interest of the Fund are sold through sales representatives of Van Liew Securities Inc., the Fund's Distributor, at the net asset value per share next determined on a daily basis plus a sales charge in the maximum amount of 4% of the offering price (4.17% of the amount invested). The sales charge is reduced on purchases in excess of $25,000. The minimum initial investment is $1,000. See "How To Invest In The Fund".

     Shares may be redeemed on any business day at their net asset value next determined. The Fund has the right to redeem shares and close accounts with a balance of less than $500. See "How To Redeem Your Investment".

RISK FACTORS

     The Fund will concentrate in Rhode Island Obligations and is classified as a "nondiversified" investment company and, therefore, may not have as much diversification among securities, and thus diversification of risk, as if it were a "diversified" investment company. The Fund may buy and sell Municipal Bond Index Futures which may involve investment risks different from those of Rhode Island Obligations. From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on municipal obligations. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Fund and the value of the Fund's portfolio. See "Introduction" and "Investment Of The Fund's Assets". The Adviser has had limited experience in managing investment companies. See "Management Arrangements".

EXPENSE SUMMARY


     The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The information is based on expenses incurred for the fiscal year ended October 31, 1995.



          Shareholder Transaction Expenses
               Maximum Sales Load Imposed on Purchases
                 (as a percentage of offering price)...........   4.00%
          Annual Fund Operating Expenses
            (as a percentage of average net assets)
               Management Fees*................................   0.60%
               12b-1 Expenses..................................   0.01%
               Other Expenses*.................................   0.37%
               Total Fund Operating Expenses*..................   0.98%



Example of Expenses

     An investor would pay the following expenses on a $1,000 investment in the Fund assuming a 5% annual return and redemption at the end of each time period**:


          1 YEAR         3 YEARS          5 YEARS          10 YEARS
          ------         -------          -------          --------
           $50             $70              $93              $160


     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5% annual return assumption. The example set forth above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. Similarly, the annual rate of return is not an estimate or guarantee of future investment performance.
---------------

 * Includes advisory and administration fees totalling $251,752.


** There are no charges imposed upon redemption.


                              FINANCIAL HIGHLIGHTS



    The following table represents selected data for a single Fund share outstanding throughout the period shown which, with respect to the fiscal years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992,
October 31, 1991, October 31, 1990, and October 31, 1989, has been examined by
Ernst & Young LLP, independent auditors, whose opinion thereon appears in the Fund's Annual Report. For the fiscal periods ended October 31, 1987 and October
31, 1988, the financial information has been examined by the previous independent auditors to the Fund. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's
Annual Report, which financial statements and notes are incorporated by reference into the Additional Statement. The Fund's Annual Report accompanies the Additional Statement.



                          FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     12/08/86
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     THROUGH
                         10/31/95   10/31/94   10/31/93   10/31/92   10/31/91   10/31/90   10/31/89   10/31/88   10/31/87
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value,
  Beginning
  of Year................  $10.10    $10.95     $10.32     $10.14      $9.73      $9.80      $9.74      $9.13     $10.18
Net Investment income....     .58       .59        .56        .63        .64        .67        .62        .66        .62
Net realized and
  unrealized gain (loss)
  on securities..........     .49      (.84)       .63        .18        .41       (.09)       .07        .62      (1.05)
                         --------   -------    -------    -------    -------    -------    -------    -------    -------
Total from Investment
  Operations.............    1.07      (.25)      1.19        .81       1.05        .58        .69       1.28       (.43)
                         --------   -------    -------    -------    -------    -------    -------    -------    -------
Less Distributions:
Dividends from net
  investment income......    (.58)     (.59)      (.56)      (.63)      (.64)      (.65)      (.63)      (.66)      (.62)
Distribution from net
  realized
  gains..................    (.00)     (.01)      (.00)      (.00)      (.00)      (.00)      (.00)      (.01)      (.00)
                         --------   -------    -------    -------    -------    -------    -------    -------    -------
Total Distributions......    (.58)     (.60)      (.56)      (.63)      (.64)      (.65)      (.63)      (.67)      (.62)
                         --------   -------    -------    -------    -------    -------    -------    -------    -------
Net Asset Value End of
  Year...................  $10.59    $10.10     $10.95     $10.32     $10.14      $9.73      $9.80      $9.74      $9.13
                         ========   =======    =======    =======    =======    =======    =======    =======    =======
Total investment return
  at Net Asset Value.....   10.89%    (2.04)%    12.35%      8.00%     10.96%      5.89%      7.10%     14.30%     (4.99)%(b)
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Year
  (000's omitted)........ $43,088   $41,346    $45,043    $36,854    $29,750    $20,675    $12,159     $9,745     $6,149
Ratio of Expenses to
  average net assets(a)..     .98%      .88%       .81%       .85%       .92%      1.27%      1.36%      1.10%      1.15%(b)
Ratio of net investment
  income to average net
  assets(a)..............    5.58%     5.55%      5.70%      6.13%      6.40%      6.45%      6.34%      6.84%      6.95%(b)
Portfolio turnover.......   11.77%     8.48%     13.27%     36.29%     21.57%     10.16%     37.90%     45.58%     96.39%(b)
Adviser/Administrator
  waived fees............     .00       .01        .01        .01        .03        .02        .03        .08        .06
Fund expenses without
  waiver.................     .10       .10        .09        .10        .12        .12        .16        .19        .16
Net Investment Income
  without waiver.........     .58       .58        .55        .62        .61        .65        .59        .58        .56
Ratio of Expenses to
  average net assets
  without waiver.........     .98%      .93%       .81%       .95%      1.17%      1.51%      1.69%      1.88%      1.86%(b)
Ratio of net investment
  income to average net
  assets without waiver..    5.58%     5.50%      5.58%      6.02%      6.15%      6.21%      6.02%      6.06%      6.24%(b)


---------------
(a) Annualized for 1987.
(b) Commencing in fiscal year 1990, data included the combined operations of the Fund and the Rhode Island Tax-Free Bond Fund (the "RI Fund") for the period from the date of the acquisition of the assets of the RI Fund by the Fund (November 1, 1989). The data shown above for the periods prior thereto are the historical results of the Fund.

(c) Total investment return does not reflect sales load.



                         DISCUSSION OF FUND PERFORMANCE


     In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the nine-year period ended October 31, 1995, with all distributions reinvested in shares. The average annualized total returns for one year, five years and since inception on December 8, 1986 were 6.46%, 8.05% and 8.39%, respectively and reflect payment of the maximum sales charge of 4%. All performance data shown represents past performance and should not be considered indicative of future performance.


     The graph below compares the performance of the Fund to the performance of the Lehman Brothers Municipal Bond Index (the "Index"). The Index is comprised of approximately 20,000 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities and are selected from issues larger than $50 million dated since January 1984.


     The graph assumes a $10,000 hypothetical investment at inception through October 31, 1995 with all distributions invested in shares. The Fund graph line illustrates the maximum sales charge of 4% and all fund expenses. The Index graph line does not reflect any expenses or sales charges.



                             PERFORMANCE COMPARISON
      OCEAN STATE TAX EXEMPT FUND VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                  OCEAN STATE
                                  TAX-EXEMPT         LEHMAN
                                 FUND WITH 4%    MUNICIPAL BOND
                                     LOAD            INDEX
08-DEC-86                          9,603.77        10,000.00
31-OCT-87                          9,164.18         9,750.11
31-OCT-88                         10,501.32        11,126.68
31-OCT-89                         11,290.36        11,917.82
31-OCT-90                         11,970.91        12,642.85
31-OCT-91                         13,303.98        13,798.58
31-OCT-92                         14,398.75        14,615.22
31-OCT-93                         16,177.41        15,946.23
31-OCT-94                         14,924.50        15,510.52
31-OCT-95                         16,540.99        16,980.04

     October 31, 1995, was the end of the Fund's ninth fiscal year. During the prior 12 months, the Fund's net asset value rose from $10.10 to $10.59 per share for a gain of 4.85% on principal value. Net assets rose from $41.3 million to $43.1 million while dividends per share declined from $0.60 to $0.58.



     After 1994, fiscal 1995 was a breath of fresh air. Thirty-year Treasury rates declined 164 basis points from 7.97% to 6.33%. Ten-year rates performed even better, dropping from 7.81% to 6.02% as the yield curve flattened dramatically during the year. (Remember, bond prices rise as bond yields fall.) Unusual in this cycle was that the drop in yields was accompanied by low inflation, a worldwide economic slowdown, and optimism that a federal deficit-reduction plan would be reached. Under Alan Greenspan, the Federal Reserve has tended to change policy very slowly which will probably continue.



     This municipal market underperformed other fixed income investments largely because of a decline in demand. Clearly, a record-breaking performance by the stock market has held the attention of most investors.


                                 INTRODUCTION

     The Funds is an open-end investment company which is designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek as high a current income exempt from Federal and Rhode Island income taxes as is consistent with preservation of capital.

     Cash of investors may be invested in shares of the Fund as an alternative to direct investment in Rhode Island Obligations. The Fund offers the opportunity to keep cash reserves fully invested in a vehicle that provides investors with a professionally managed portfolio of Rhode Island Obligations which may, but not necessarily will, be more diversified among Rhode Island Obligations, higher yielding or more stable and more liquid than they might be able to obtain on an individual basis. Through an investment in the Fund, investors are also relieved of the inconvenience of making direct investments, including the selection, purchasing, handling and safekeeping of Rhode Island Obligations.

     Rhode Island Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, and instrumentalities to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

     The two principal classifications of Municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and are not payable from the unrestricted revenues of the municipal issuer, but from the revenues derived from payments of the private user. Therefore, these bonds may present greater investment risks than securities issued by government subdivisions. The Fund's ability to meet its objectives depends on the ability of the various issuers to meet their scheduled payments of principal and interest, and the pledge, if any, of real and personal property so financed as security for such payment. Under the Internal Revenue Code (the "Code") the interest on certain such bonds is taxable while the interest on certain other such bonds is exempt from Federal income taxes. The Fund will invest in such bonds only if the interest is so tax free to the Fund.

     Proposals have been introduced periodically before Congress to restrict or eliminate the Federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio would be affected. In that event the Fund would reevaluate its investment policies and restrictions and consider recommending to its shareholders changes in both.

                        INVESTMENT OF THE FUND'S ASSETS

     In seeking its objective of providing as high a level of current income which is exempt from both Rhode Island and Federal Income taxes as is consistent with the preservation of capital, the Fund will invest primarily in Rhode Island Obligations (as defined below). There is no assurance that the Fund will achieve this objective. However, this objective is a fundamental policy of the Fund which may not be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding shares. Subject to the limitations set forth below, the Fund may also invest in Taxable Short-Term Obligations (see below), in Municipal Bond Index Futures (see below) for protective (hedging) purposes and in Non-Rhode Island Obligations (see below) for temporary defensive purposes. As used in this Prospectus and the Additional Statement, the term "Rhode Island Obligations" means obligations, including those of non-Rhode Island issuers of any maturity which pay interest exempt, in the opinion of bond counsel, from Rhode Island State and Federal income taxes. (The non-Rhode Island issuers the interest on which is so exempt under present law, in the opinion of counsel, are Guam, Puerto Rico and the Virgin Islands.) The Rhode Island Obligations which the Fund will purchase must, at the time of purchase, either (i) be rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be judged by the Fund's Investment adviser to be of comparable quality to municipal obligations so rated. Municipal Obligations rated in the fourth highest grade are considered by such rating agencies to be of medium quality and have speculative characteristics and thus may present investment risks not present in more highly rated obligations. For example, the prices of such bonds tend to be more sensitive to economic changes and other circumstances than higher-rated investments which are affected primarily by interest rate changes since adverse economic conditions are more likely to adversely affect the issuer's capacity to meet its payment obligations. It is the policy of the Fund to dispose of an Obligation held by the Fund if its rating drops below the fourth highest grade, unless the Adviser determines that the decline in rating is temporary and immediate disposition of the bond would not be in the best interests of the Fund. See Appendix A to the Additional Statement for further information as to these ratings.

     The Fund may purchase industrial development bonds only if they meet the definition of Rhode Island Obligations, i.e., the interest on them is exempt from Rhode Island State and Federal income taxes. However, since the interest on newly issued private activity bonds is an item of "tax preference" subject to the Federal alternative minimum tax for individuals and corporations, such bonds ("AMT Obligations") shall not be included in the term "Rhode Island Obligations" for purposes of calculating the percentage of the Fund's net assets so invested. See "Tax Information".

     The Fund may invest in Rhode Island Obligations with demand features, including variable rate demand notes which meet the quality standards set forth above. Although there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon notice specified in the note, demand payment in full of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate demand note in the event the issuer of the note defaulted on its payment obligation, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

     The "Taxable Short-Term Obligations" which the Fund may purchase are obligations maturing in one year or less from the date of purchase by the Fund and which are either (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); see the Additional Statement for further information; (ii) commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P (see Appendix A to the Additional Statement); or (iii) bank obligations, such as certificates of deposit, bankers acceptances and fixed time deposits, issued by a domestic bank subject to regulation by the U.S. Government having total assets of at least $1.5 billion. For instance, the Fund might choose to invest in Taxable Short-Term Obligations pending investment in Rhode Island Obligations of the proceeds of the sale of shares or the sale of Rhode Island Obligations, pending settlement of purchases of Rhode Island Obligations or if it is attempting to maintain liquidity to meet anticipated redemptions. Under normal market conditions the Fund will invest at least 80% of its net assets in Rhode Island Obligations and may not purchase Taxable Short-Term Obligations if thereafter more than 20% of its total assets would consist of Taxable Short-Term Obligations, AMT Obligations and cash. However, the Fund may temporarily invest more than 20% of its total assets in Taxable Short-Term Obligations, AMT Obligations, and municipal obligations which pay interest which is exempt from Federal, but not Rhode Island, income tax ("Non-Rhode Island Obligations") as a "defensive" measure during times of adverse market conditions affecting the market for Rhode Island Obligations, i.e., unavailability of suitable Rhode Island Obligations or in anticipation of a decline or possible decline in the value of Rhode Island Obligations. The Fund may also enter into repurchase agreements as to Taxable Short-Term Obligations; see "Repurchase Agreements" below.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet a similar test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In addition, because the Fund is non-diversified its share price may be subject to greater fluctuations as a result of changes in the financial condition or the market's assessment of an individual issuer.

MUNICIPAL BOND INDEX FUTURES

     For the purpose of protecting (hedging) the value of the Fund's assets, the Fund may buy and sell futures contracts relating to indices on municipal bonds ("Municipal Bond Index Futures" or "Futures"). Futures transactions may attempt to serve as a hedge against changes in the market price of the Fund's Rhode Island Obligations caused by interest rate fluctuations. As a matter of fundamental policy the Fund will not buy or sell a Municipal Bond Index Future if thereafter more than 10% of its net assets would be in initial or variation margin on such Futures. The primary risks associated with the use of Municipal Bond Index Futures are: (i) imperfect correlation between the change in the market value of the securities held in the Fund's portfolio and the prices of Futures purchased or sold by the Fund; (ii) incorrect forecasts by the Adviser concerning interest rates which may result in the hedge being ineffective; and
(iii) possible lack of a liquid secondary market for a Future; the resulting inability to close a futures position could adversely affect the Fund's hedging ability. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. The risk of imperfect correlation of these price changes is increased as the composition of the Fund's portfolio is divergent from the debt securities underlying the index. To date the Adviser has had no experience in the use of Futures.

     The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Fund of an obligation to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing index value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" Futures position. No physical delivery of the bonds making up the index is made as to either a long or a short Futures position.

WHEN-ISSUED AND DELAYED DELIVERY PURCHASES

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them; the Rhode Island Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. For example, delivery and payment may take place a month or more after the date of the transaction. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued Obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be taxable short-term gain. See the Additional Statement for further information.

REPURCHASE AGREEMENTS

     The Fund may purchase securities (limited to Taxable Short-Term Obligations) subject to repurchase agreements. Income from repurchase agreements is taxable and therefore is not included in the "exempt-interest" dividends which the Fund will pay; see "Dividend and Tax Information". Repurchase agreements may be entered into only with commercial banks or broker dealers. A repurchase agreement occurs when, at the time the Fund purchases a security, the Fund also resells it to the vendor and must deliver the security (or securities substituted for it) to the vendor on an agreed-upon date in the future. (The securities so resold or substituted are referred to herein as the "Resold Securities".) The Resold Securities will be held by the Fund's Custodian bank. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the Resold Securities, decline in their value and loss of interest. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the Investment Company Act of 1940). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities under any repurchase agreement will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety. Additionally, the Adviser will regularly review the financial strength of all vendors of repurchase agreements to the Fund, in accordance with procedures established by the Board of Trustees.

LIMITATION TO 10% AS TO CERTAIN INVESTMENTS

     Due to their possible limited liquidity, the Fund may not make certain investments if thereafter more than 10% of its net assets would consist of such investments. The investments included in this 10% limit are (i) repurchase agreements maturing in more than seven days; (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits; (iii) restricted securities, i.e., securities which cannot freely be sold for legal reasons (which the Fund does not expect to own); and (iv) securities for which market quotations are not readily available. However, this 10% limit does not include any obligations having minimal credit risks in the opinion of the Adviser and which are payable at principal amount plus accrued interest on demand or within seven days after demand.

FACTORS WHICH MAY AFFECT THE VALUE OF THE FUND'S INVESTMENTS AND THEIR YIELDS

     The value of the Rhode Island Obligations, Non-Rhode Island Obligations and Short-Term Taxable Obligations (collectively, "Obligations") in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If the prevailing interest rates go up after the Fund buys Obligations, the value of the Obligations may go down; if these rates go down, the value of the Obligations may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Obligations than on long-term Obligations. Long-term Obligations (which often have higher yields) may fluctuate in value more than short-term ones. The Fund is not aware of any economic or legal factors special to Rhode Island or the other jurisdictions issuing Rhode Island Obligations creating any risks not applicable to other municipal obligations of the same quality as the Rhode Island Obligations in which the Fund may invest.

ECONOMIC FACTORS AFFECTING RHODE ISLAND AND PUERTO RICO

     The following is a summary of economic factors which may affect the ability of the issuers of Municipal Bonds to repay general obligation and revenue bonds. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     The State of Rhode Island (the "State") draws substantially all of its revenue from non-property related taxes and excises, principal among them being the personal income tax and general retail sales and use tax. Additional revenue is obtained from federal assistance payments and grants-in-aid and from earnings and receipts from certain State-operated programs and facilities such as the State higher education system. The State experienced an excess of resources and other financing sources over expenditures during the 1985 through 1989 fiscal years resulting in a free surplus balance for future appropriations at the end of each of the fiscal years 1985 through 1989. During fiscal years 1990 through 1992, a revenue short-fall occurred due to a regional downturn of the economy. To deal with this shortfall, the State utilized its free surpluses and most of its State Budget Reserve and Cash Stabilization Account, reduced and deferred certain aid payments and other commitments, and used other extraordinary one time measures. Efforts by the State to increase revenues over the past several fiscal years have included, among other things, an increase in the business corporation tax rate from 8% to 9% together with an acceleration of the due dates for installment payments, an increase in the sales and use tax rate from 6% to 7%, an increase in the cigarette tax and an increase in the minimum tax charged on gasoline.


     For fiscal year 1995, total resources to fund the budget of approximately $1,670.5 million resulted in a surplus of approximately $6.1 million. Under Rhode Island law, unexpended or unencumbered balances of general revenue appropriations constitute free surplus for future appropriations by the General Assembly. The free surplus of approximately $6.1 in the General Fund at the end of fiscal year 1995 is up from the fiscal year 1994 free surplus of approximately $3.48 million. Under the fiscal year 1996 budget of approximately $1,702.7 million, there is no free surplus expected at the end of fiscal 1996.



     In January 1991, the collapse of the Rhode Island Share and Deposit Indemnity Corporation precipitated the closure of 45 financial institutions with a total deposit liability of approximately $1.7 billion. In response, the State created the Rhode Island Depositors Economic Protection Corporation ("DEPCO") to assist in the resolution of the banking crisis. By the middle of 1992, substantially all of the frozen deposits had been repaid or otherwise made available to depositors through the reopening, sale or liquidation of the closed institutions. To facilitate the sale of certain institutions and the payout of frozen deposits, DEPCO has issued various general and special obligation bonds. It has outstanding approximately $361 million of special obligation bonds. Receipts from .6% of the State's sales and use tax rate are dedicated to a special revenue fund to be used for repayment of the special obligation bonds.



     The State's budget difficulties, together with the banking crisis and the issuance of the DEPCO debt, contributed to a lowering of the State's credit rating in 1992 to "A-1" by Moody's Investors Service, Inc. and "AA-" from Standard & Poor's Corporation. There were no changes in the rating in 1995.


     Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. Every city or town has only the power to levy, assess and collect taxes, or borrow money, as specifically authorized by the General Assembly. In addition, State statutes require every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue. Under Rhode Island law, the power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.


     Rhode Island cities and towns receive aid from the State to fund a portion of the costs of major public expenditures, and also participate in a general revenue sharing program. Aid to cities and towns has risen from approximately $389.7 million in fiscal year 1991 to a projected $478.1 million for fiscal year 1996. The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. In addition to reimbursement of operations costs, state school construction aid is also provided at levels ranging from 30% to 87% of the construction cost of new facilities. The budget, as enacted for fiscal year 1996, suspended the education aid formula which had previously been in place and calculated education aid using the fiscal year 1995 budgeted amount ($413.3 million), with special criteria add-on amounts allocated totalling $18.5 million.


     The 1987 session of the General Assembly enacted legislation which consolidated all prior revenue sharing components into one general revenue sharing program and incorporated a distribution formula based upon relative population, tax effort and personal income of each city and town. In addition, the State continues to provide municipal aid programs which give wage supplements as an incentive to municipal police and firemen earning specialized education credits, and distributes the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. The 1991 General Assembly passed legislation which dedicates, beginning in fiscal year 1994, an amount equal to one percent of second prior year total state tax revenues to general state aid. In fiscal year 1995, the State expended $13.6 million for this purpose.



     In January 1991, the Central Falls Review Commission found the City of Central Falls, Rhode Island to be in serious financial condition, and made thirteen recommendations for State and city aid. In July 1992, the State took over full financial and administrative responsibility for the Central Falls school system. State funding for that system in the amount of $18.4 million was appropriated for fiscal year 1995.



     The Commonwealth of Puerto Rico (the "Commonwealth") draws its revenue from income taxes, excise taxes, property taxes, licenses, Federal taxes returned to the Commonwealth, Federal grants, and a tollgate tax on dividends and profit shares repatriated to United States corporations subject to Section 936 of the Internal Revenue Code. As of January 1996, general obligation bonds issued by the Commonwealth would qualify to receive a "Baa 1" rating from Moody's Investor's Service, Inc. Bonds rated "Baa 1" are considered to be of medium quality and have speculative characteristics, but are believed by Moody's to possess the strongest investment attributes in the "Baa" class. As of January 1996, general obligation bonds issued by the Commonwealth would qualify for an "A" rating from Standard and Poor's Corporation.



     Despite substantial long-term progress in raising its living standards, the Commonwealth's problems of poverty and unemployment persist. Income levels on the island are lower than even the poorest of the fifty states, and unemployment rates consistently exceed those on the mainland. The unemployment rates for fiscal years 1994 and 1995 were 16.0% and 13.8%, respectively. The Commonwealth has a high debt load, due in part to the scope of the development tasks it had undertaken. Debt policy has sought to keep the rate of growth of debt at that of gross domestic product. Over fiscal years 1991 to 1995, public sector debt increased 24.7% while gross product rose 24.4%. This slightly greater increase in the rate of public sector debt relative to the rate of increase in gross product over the subject period was principally the result of debt service refinancings. Operating deficits have occurred in the general fund in two of the past four fiscal years. Financial trends during these years reflect the influence of both economic slowdown and a high level of public sector employment. As financial operations have come under pressure from the economic slowdown, the Commonwealth has attempted to maintain budgetary balance, but with regular reliance on nonrecurring measures. The general fund budget for fiscal 1996 provides appropriations of $5,193 million, a decrease of $161 million over the fiscal 1995 amount. Spending is balanced by an equal amount of resources, but again these include many nonrecurring items. Preliminary fiscal year 1996 general fund total revenues are approximately $4,906 million, a decrease of $174 million (3.4%) over fiscal year 1995. Total projected expenditures for fiscal year 1996 increased by $90.8 million when compared to fiscal year 1995, with an ending general fund cash balance for fiscal year 1996 estimated to be $170.4 million.

PORTFOLIO TURNOVER


     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of such securities during the year, excluding certain debt securities. Since the turnover rate of the Fund will be affected by a number of factors (see below), the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period. The factors which may affect the rate include
(i) assuming or moving away from a temporary defensive position; (ii) the possible necessary sales of Obligations to meet redemptions; and (iii) the possibility of purchasing or selling Obligations without regard to the length of time the Obligations have been held to attempt to take advantage of short-term differentials in bond yields with the objective of seeking exempt-interest income while conserving capital. Short-term trading increases portfolio turnover and transaction costs and may generate taxable capital gains. See "Tax Information" for a discussion of the income tax consequences arising from short-term trading. For the fiscal year ended October 31, 1995, the portfolio turnover rate of the Fund was 12%.


                            INVESTMENT RESTRICTIONS

     The Fund has a number of rules about what it may and may not do. These rules may not be changed unless the holders of a "majority", as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding shares vote to change them. Some of the more important of these rules are set forth below; the rest are listed in the Additional Statement.

1.  THE FUND INVESTS ONLY IN CERTAIN LIMITED SECURITIES.

     The Fund may not buy any securities other than the Obligations listed under "Investment of the Fund's Assets"; provided the Fund may also purchase and sell Municipal Bond Index Futures within the 10% limit discussed under "Municipal Bond Index Futures." Under normal market conditions, the Fund will invest at least 80% of its assets in Rhode Island Obligations.

2.  THE FUND HAS INDUSTRY INVESTMENT REQUIREMENTS.

     The Fund may not buy the Obligations of issuers in any one industry (see below for discussion) if more than 25% of its total assets would then be of issuers of that industry; Rhode Island Obligations and U.S. Government Obligations are not included in this limit. In applying this restriction, the Fund will consider that a nongovernmental user of facilities financed by industrial development bonds is an issuer in an industry.

     See "Dividend And Tax Information" below for certain diversification requirements under the Internal Revenue Code which the Fund intends to meet and as to possible risk factors due to meeting only these diversification requirements.

3. THE FUND CAN MAKE LOANS ONLY BY LENDING SECURITIES OR ENTERING INTO REPURCHASE AGREEMENTS.

     The Fund can buy those Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund can, to increase its income, lend its portfolio securities up to 10% of the value of its total assets on a collateralized basis to broker-dealers, banks and certain financial institutions, (see the Additional Statement) and enter into repurchase agree-ments (see "Repurchase Agreements" above). The Fund may be considered as the beneficial owner of the loaned securities in that any gain or loss in their market price during the loan inures to the Fund and its shareholders; thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. Income from securities loans is taxable and therefore it is not included in the "exempt-interest" dividends which the Fund may pay.

4.  THE FUND CAN ONLY BORROW IN LIMITED AMOUNTS FOR SPECIAL PURPOSES.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. The Fund will not borrow to purchase Obligations or to increase its income but only to meet redemptions so that it will not have to sell Obligations to pay for redemptions. Interest on borrowings would reduce the Fund's income. The Fund will not purchase any Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     The Fund will not invest more than 25% of its total assets in (i) Rhode Island Obligations the interest on which is paid from revenues of similar type projects or (ii) in industrial development bonds unless this Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information and current shareholders are also notified of the change.

                           NET ASSET VALUE PER SHARE

     The Fund's Net Asset Value and offering price per share are determined at 4:30 p.m., Eastern time on each day the New York Stock Exchange is open. The Net Asset Value per share is determined by dividing the value of the net assets of the Fund (i.e. the value of the assets less liabilities) by the total number of shares outstanding. The Fund's business days will be the same as those of the New York Stock Exchange. The value of the Fund's assets is, subject to the direction and control of the Fund's Board of Trustees, in general based on fair value, except that Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                           HOW TO INVEST IN THE FUND

     The Fund's shares may be purchased through Van Liew Securities Inc. (the "Distributor") or through any dealer (a "selected dealer") which has a sales agreement with the Distributor. There are two ways to make an initial investment; either (i) complete the Application included in this Prospectus and mail it with check payable to Ocean State Tax-Exempt Fund to PFPC, Inc. (the "Agent") at the address on the Application; or (ii) order the shares through your dealer, if it is a selected dealer, and include a completed Application.

     The minimum initial investment is $1,000 except as otherwise stated in this Prospectus or the Additional Statement. Subsequent investments may be in any amount (except for investors having an Automatic Withdrawal Plan) and may be made through a selected dealer or by forwarding payments to the Agent, with the name(s) of all account owner(s), the account number and the name of the Fund. Please send the pre-printed stub attached to the Fund's confirmations.

     Shares are sold at their offering price. The offering price will be the next determined (see below) net asset value per share plus a sales charge. The offering price applies to all purchase orders received by the Transfer Agent from selected dealers that day, except that orders received by it after 4:00 p.m. Eastern time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time). Dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. The sale of shares will be suspended during any period when the determination of net assets value is suspended and may be suspended by the Distributor when the Distributor judges it in the Fund's best interest to do so.

     Certain commercial banks are making shares of the Fund available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated below as an agency commission. Under the Glass-Steagall Act, banks are prohibited from underwriting Fund shares; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

     The following table shows the amount of the sales charges to a "single purchaser" (defined below):

                                                            Sales Charge As     Dealer's
                                       Sales Charge As        Approximate     Allowance or
                                     Percentage of Public    Percentage of       Agency
         Amount of Purchase             Offering Price      Amount Invested    Commission
------------------------------------ --------------------   ---------------   ------------
Less than $25,000...................         4.00%                4.17%           3.00%
$25,000 but less than $50,000.......         3.75                 3.90            3.00
$50,000 but less than $100,000......         3.50                 3.63            2.75
$100,000 but less than $250,000.....         3.25                 3.36            2.75
$250,000 but less than $500,000.....         3.00                 3.09            2.50
$500,000 but less than $1,000,000...         2.50                 2.56            2.25
$1,000,000 but less than
  $2,500,000........................         0.75                 0.76            0.50
$2,500,000 and over.................         0.25                 0.25            0.20

     Upon notice to all selected dealers the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

     The above schedule of sales charges is applicable to purchases by a "single purchaser", i.e.: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code; and (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code.

REDUCED SALES CHARGES

     Right of Accumulation: "Single purchasers" may also benefit from a reduction of the sales charge in accordance with the above schedule if the cumulative value (at cost or current net asset value, whichever is higher) of shares purchased with a sales charge, together with shares previously purchased with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of shares of the Fund through the Distributor or through a single selected dealer. Shares of the Fund sold with a sales charge at time of purchase which were previously purchased during a 90-day period prior to the date of receipt by the Distributor of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction. For further details, including escrow provisions. See the Letter of Intent provisions of the Application.

     Net Asset Value Swap: Shares of the Fund may be purchased at Net Asset Value by investors who are selling shares held for more than six months in any other mutual fund in order to purchase shares of the Fund on a dollar for dollar basis. Each swap must involve shares having an aggregate value of at least $5,000 redeemed within the previous 60 days. An investor wishing to make a swap may do so by submitting the Application contained in this Prospectus to the Distributor, along with a check or money order in the proper amount of the investment, a photocopy of the redemption request and redemption check from the fund from which shares were sold to make the investment and evidence that such shares have been held for more than six months.

     Purchases at Net Asset Value: The Fund's Trustees and the directors, officers and certain employees and representatives of the Adviser, Distributor and Selected Dealers, certain plans for their benefit, and investment advisory clients of the Adviser may buy the Fund's shares at Net Asset Value without a sales charge. In addition, trust departments of banks, trust companies and other financial institutions may buy the Fund's shares at Net Asset Value without a sales charge if the total amount of the purchase equals or exceeds $250,000, or such purchases are made pursuant to a written Letter of Intent providing for the purchase of shares with a cumulative value (at cost or current net asset value, whichever is higher) of $250,000 or more, within a thirteen-month period, of shares through the Distributor. A form of Letter of Intent for such purpose may be obtained from the Distributor. See the Additional Statement for further information.

CONFIRMATION AND SHARE CERTIFICATES

     All purchases of shares will be confirmed and credited to the shareholder in an account maintained for the shareholder at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). Share certificates will not be issued unless requested in writing from the Agent by the investor. No certificates will be issued for fractional shares or to shareholders who have elected predesignated bank account method of redemption. (See "How to Redeem Your Investment" below.)

     The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

DISTRIBUTOR AND DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. There are no payments to the Distributor by the Fund pursuant to the Distribution Plan. The purpose of the Distribution Plan is to protect against any claim against or involving the Fund that some of the expenses (for example, the cost of printing all prospectuses, statements of additional information and reports and notices to shareholders, even those which are not sent to existing shareholders, registration and "blue sky" fees) which might be considered to be sales related which the Fund pays or may pay come within the purview of the Rule. During the fiscal year ended October 31, 1995, the only expense paid by the Fund under the Plan was for the printing of prospectuses and reports to shareholders which were sent to nonshareholders. See the Additional Statement for further information regarding the Distribution Plan.

     The Distributor is a registered broker-dealer formed in 1990. The Distributor is an affiliate of the Adviser. Under the Distribution Agreement, the Distributor is responsible for the payment of certain expenses; in brief, these expenses relate to the preparation, printing and distribution costs relating to sales literature and advertising material. The Fund will not reimburse the Distributor for such expenses.

                         HOW TO REDEEM YOUR INVESTMENT

     An investor may redeem all or any part of his shares at the next determined Net Asset Value after acceptance of his redemption request at PFPC, Inc. (the "Agent") by the various methods described below. Except for shares recently purchased by check as discussed below, there is no minimum period for any investment in the Fund. There are no redemption fees or withdrawal penalties. A completed purchase Application must have been received by the Agent before redemption requests can be honored. A redemption may result in a taxable transaction to the investor.

EXPEDITED REDEMPTION METHODS (NON-CERTIFICATE SHARES)

     As to shares not represented by certificates (see above) a shareholder has the flexibility of two alternative expedited redemption methods:

        1. BY MAIL. If payment is to be made to a predesignated bank account, redemptions may be made by a letter of instruction sent to: PFPC, Inc.,
        Attention: Ocean State Tax-Exempt Fund, P.O. Box 8950, Wilmington, Delaware 19899, indicating account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required. Cash proceeds from the redemption of shares will be mailed

        (or wired, wherever possible, upon request, if in an amount of $1,000 or more) to the bank account specified in the Expedited Redemption section of the investor's Application.

        2. BY TELEPHONE. The Agent will accept instructions to redeem shares and make payments to a predesignated bank account by telephone request from anyone. Cash proceeds in any amount from the redemption of shares will be mailed (or wired, wherever possible, upon request, if in an amount of $1,000 or more) to the bank account specified in the Expedited Redemption section of the investor's Application. The name of the registered shareholder and his account must be supplied.

           To redeem an investment by this method, telephone:

                            Toll Free 1-800-992-2207

     A shareholder wishing to use the above procedure should so elect on the Expedited Redemption section of his Application and provide the required information concerning his commercial bank account number. The bank account must be in the exclusive name(s) of the shareholder as registered with the Fund. A shareholder may change the bank account designated by him at any time by completing and returning a form available from the Fund. For protection of the investor's assets, this form requires signature guarantees and possible additional documentation.

REGULAR REDEMPTION METHOD (CERTIFICATE AND NON-CERTIFICATE SHARES)

        1. CERTIFICATE SHARES. Certificates representing shares to be redeemed and payment instructions should be sent to: PFPC, Inc., Attention: Ocean State Tax-Exempt Fund, P.O. Box 8950, Wilmington, Delaware 19899 with a stock assignment form signed by the registered shareholder(s) exactly as the account is registered; (for shareholder protection, certificates and signed redemption documentation should be sent separately if mailed). For the redemption request to be in "proper form", the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Additional documentation may be required where shares are held by a corporation, a partnership, trustee or executor, or if redemption is requested by other than the shareholder of record. Signatures must be guaranteed by an "eligible guarantor institution" which complies with the written standards and procedures established by PFPC, Inc. "Eligible guarantor institutions", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, include banks, savings associations, credit unions, brokers, dealers, securities exchanges and associations and clearing agencies. Questions regarding signature guarantee requirements should be directed to the Distributor.

        2. NON-CERTIFICATE SHARES. A shareholder owning non-certificate shares registered on the books of the Fund and who has not elected Expedited Redemption to a predesignated bank account, must use the Regular Redemption Method of redemption. Under this redemption method the shareholder should send a letter of instruction to: PFPC, Inc.,
        Attention: Ocean State Tax-Exempt Fund, P.O. Box 8950, Wilmington, Delaware 19899 containing:

           - Account Number

           - Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed

           - Payment instructions (normally redemption proceeds will be mailed to the shareholder's address as registered with the Fund)

           - Signature(s) of the registered shareholder(s)

           - Signature(s) guaranteed by an eligible guarantor institution.

REDEMPTION PAYMENTS

     Redemption payments will ordinarily be mailed to the shareholder at his address of record. Redemption proceeds will also be wired, upon shareholder request, to a bank, wherever possible, if in the amount of $1,000 or more. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to investors who have elected this redemption procedure. The Fund has no present intention of making this charge. The recipient bank may also impose a charge in connection with a wire redemption.

     The Fund will normally make payment for all shares redeemed on the next business day following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or evaluation of the Net Asset Value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Redemption by any method of shares which were recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) may be delayed up to 15 days or until the check clears or a determination has been made that the purchase check will be honored. Such determination may also be made by telephone or written assurance to the Agent from the bank on which the purchase check was drawn, which must be arranged by the shareholder requesting redemption and must be satisfactory to the Agent and the Fund. Possible delays in remittance of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     Within 30 days of a redemption of shares on which a sales charge was paid, an investor may reinvest all or part of the redemption proceeds in shares of the Fund at the net asset value next computed after the Agent's receipt of the reinvestment order. The privilege may be exercised only once by a shareholder with respect to the Fund. If the shareholder has realized a gain on the redemption and reinvestment in the Fund, the transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some of the loss may be tax deductible, depending on the amount reinvested.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. See the Additional Statement for details.

     The Fund has the right to compel the redemption of shares held in any account if the aggregate Net Asset Value of such shares is less than $500. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                           AUTOMATIC WITHDRAWAL PLAN

     Any shareholder who owns or purchases shares of the Fund having a Net Asset Value of at least $5,000 may establish an Automatic Withdrawal Plan under which he will receive a monthly or quarterly check in a stated amount, not less than $50. All dividends and distributions must be reinvested. Redemption of shares to make payments under the Plan will give rise to a gain or loss for tax purposes. See the Automatic Withdrawal Plan provisions of the Application included in this Prospectus and the Additional Statement under "Automatic Withdrawal Plan" and "Dividend and Tax Information" below.

     Purchase of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain a Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

                            MANAGEMENT ARRANGEMENTS

THE BOARD OF TRUSTEES

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional Statement lists the Fund's Trustees and officers and provides further information about them.

ADVISORY AGREEMENT


     Van Liew Capital Inc. (the "Adviser") supervises the investment program of the Fund and the composition of its portfolio. The Adviser is a registered investment adviser incorporated in Rhode Island in 1984 and acts as an investment adviser for individuals, charitable institutions, financial institutions and pension plans primarily in the New England area. As of October 31, 1995, the Adviser had approximately $268 million under management. The Adviser does not serve as an adviser to any other registered investment companies. The Adviser is controlled by Alfred B. Van Liew, a Trustee and President of the Fund. See the Additional Statement for more information regarding Mr. Van Liew.



     Samuel H. Hallowell, Jr. is responsible for management of the Fund's portfolio in accordance with its investment objectives and policies. Mr. Hallowell has been a Vice President of the Fund since it's inception in December 1986 and the Adviser since June 1992. He is a founding Partner of the Adviser and Vice President of Van Liew Trust Company, and manages over $136.5 million of investments for individuals and institutions. With over 20 years experience in the investment business Mr. Hallowell previously served as a Senior Portfolio Manager and Vice President at Rhode Island Hospital Trust National Bank.

     The services of the Adviser are rendered under an Investment Advisory Agreement which provides, subject to the control of the Board of Trustees, for investment, supervisory and certain corporate administrative services. The Investment Advisory Agreement states that the Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of its duties under the Advisory Agreement and the keeping of the accounting records of the Fund, including the computation of the Net Asset Value per share and the dividends.

     Under the Advisory Agreement, the Adviser pays all compensation of those of the Fund's officers and employees and of those Trustees who are affiliated with the Adviser. Under the Advisory Agreement, the Fund bears the cost of the preparation, setting in type and printing of its prospectuses and reports to shareholders (whether or not sent to existing shareholders) and the costs of distributing those copies of such prospectuses and reports as are sent to shareholders. Under the Advisory Agreement, all other expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of such expenses; the major categories of such expenses relate to legal and audit expenses, custodian and transfer agent, or shareholder servicing agency expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Fund and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Adviser also provides all administrative services to the Fund other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administration services include but are not limited to (i) providing office space and equipment in connection with the maintenance of the headquarters of the Fund; (ii) maintenance of books and records (other than accounting books and records); and
(iii) overseeing the relationship between the Fund and its custodian and transfer agent. See the Additional Statement for a further description of administrative functions listed in the Advisory Agreement as part of such duties.

     Under the Advisory Agreement, the Fund pays a fee at the annual rate of .60 of 1% for the first $200 million of average annual net assets and .50 of 1% of such average annual net assets above $200 million. Fees are computed and accrued daily and paid monthly.

     The Adviser agrees that in the event the operating expenses of the Fund exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of any state in which the Fund's shares are qualified for sale, the above fees shall be reduced, but not below zero, by an amount equal to such excess expenses. The payment of fees at the end of any month will be reduced or postponed so that at no month end will there be any accrued but unpaid liability under an expense limitation. Currently, no expense limitation is applicable to the Fund. Additionally, the Adviser has indicated to the Fund that it may, but is not obligated to, waive all or a portion of these fees. The Adviser waived $34,920 of the total $197,855 in fees due under the Advisory Agreement for the fiscal year ended October 31, 1992, $48,840 of the total $244,301 in fees due under the Advisory Agreement for the fiscal year ended October 31, 1993 and $23,636 of the total $261,545 in fees due under the Advisory Agreement for the fiscal year ended October 31, 1994. Accordingly, the actual fees received by the Adviser for such periods were $162,935, $195,461 and $237,909, respectively. The waiver of such fees had the effect of increasing the Fund's yield for these periods. The Adviser will not seek reimbursement for such fees to the extent waived.

     The Advisory Agreement was approved by a majority (as defined in the Investment Company Act of 1940) of the Fund's shareholders on May 5, 1988 and became effective on that date. Prior to such shareholder approval, investment management and administrative services were provided by the Adviser under two separate agreements. The combined fees payable and the services rendered under the prior agreements were identical to those provided under the existing Advisory Agreement.

                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to declare dividends from net investment income daily. Net income for dividend purposes includes interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue or market discount, less expenses paid or accrued including any amortization of any original issue or market premium. Dividends are declared as to any shares outstanding beginning at the close of business (i) in the case of investments by mail, on the day after the day on which the shares are issued (see "How To Invest in The Fund"); or (ii) in the case of dealer orders, on the day after the day on which actual dealer payment for such shares is timely received by the Agent, irrespective of the earlier issuance of the shares (see the same caption). Timely receipt of actual dealer payment by the Agent means either (i) receipt by the Agent prior to 12:00 Noon Eastern time on a business day of checks, drafts or other orders for the payment of U.S. dollars as well as wire payments to the Custodian but does not include a receivable from a selected dealer to make payment for shares ordered by it; or (ii) a guarantee from the selected dealer that such payment will be received by the Agent on such business day. Any loss resulting from this payment policy must be satisfied immediately by a party other than the Fund. Dividends so declared will be paid within a week after the end of each month. Redeemed shares continue to earn dividends through and including the day which is the earlier of (i) the day before the day on which the redemption proceeds are mailed or wired by the Custodian or paid by the Custodian to a selected dealer; or (ii) the day which is the fifth day on which the New York Stock Exchange is open after the day on which the Net Asset Value of the redeemed shares has been determined (see "How To Redeem Your Investment").

     Net investment income includes amounts of income from the Rhode Island Obligations in the Fund's portfolio which is allocated as "exempt-interest dividends" (see below) and is therefore free from Federal income tax. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. The percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions ("capital gains distributions") from net realized capital gains, if any, will be paid on an annual basis. If net capital losses are realized in any year, they are charged against principal and not against net investment income which is distributed regardless of gains or losses. Under the Interest and Dividend Tax Compliance Act of 1983, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from taxable dividends and short and long-term gains distributions (if any), if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless a shareholder requests otherwise by letter addressed to PFPC, Inc. or by filing an appropriate application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election by a shareholder to receive cash will continue in effect until written notification of a change is received by the Agent. Shareholders whose dividends are being reinvested will receive a monthly summary of their accounts indicating the reinvestment of dividends. There is no fixed dividend rate. None of the Fund's dividends will qualify for the 70% dividend received deduction for corporations.

TAX INFORMATION

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code (the "Code"), it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund has so qualified and expects to continue to do so. However, the Code contains a number of complex tests relating to such qualification and it is possible that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay "exempt-interest dividends" as discussed below.

     One of the tests for such qualifications is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of the value of its assets must consist of (i) cash; (ii) U.S. Government Obligations; and (iii) securities of any one issuer which do not exceed 5% of the value of the Fund's assets. See the Additional Statement for further information as to the tests for such qualification and for tax information on Futures.

     In addition, the Code imposes a nondeductible excise tax on the Fund equal to 4% of the excess, if any, of the required distribution over the amount actually distributed for a calendar year. The Fund intends to make the required distributions and thereby to avoid any such excise tax.

     For dividends and distribution purposes, realized gains and losses would include those gains and losses on Futures which are required to be reported for Federal income tax purposes. Gains from the closing out of Futures are not free from Federal income tax and thus cannot be included in the "exempt-interest dividends" (see below) the Fund pays. Instead, any such gains will be taxable to shareholders for Federal income tax purposes when the Fund distributes them.

     In addition, the Fund intends to qualify during each fiscal year under the Code to pay "exempt interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for Federal income tax purposes and, therefore, tax-free. A shareholder receiving a dividend from net interest income earned by the Fund from one or more of (i) Taxable Short-Term Obligations; (ii) income from repurchase agreements and securities loans; and (iii) an excess of net short-term capital gain over net long-term capital loss, treats the dividend as a receipt of ordinary income in the computation of his gross income regardless of whether it is reinvested in Fund shares. In addition, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired after April 30, 1993 for a price that is less than the principal amount of the bond generally will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

     Long-term gains distributions, if any, are taxable to shareholders as long-term capital gains irrespective of the length of time a shareholder has held his stock and regardless of whether the distributions are reinvested in Fund shares. Long-term gains distributions are not eligible for the dividend received deduction for corporations. Even if the Fund has a net realized capital gains in any taxable year, the amount of any distribution may be reduced or eliminated by an applicable capital loss carryover.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, tax-exempt interest on private activity bonds issued after August 7, 1986, other than qualified 501(c)(3) bonds, constitutes a tax preference subject to the Federal individual and corporate alternative minimum tax. To the extent the Fund invests in these bonds, individual and corporate shareholders, depending on their status, might be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. Interest income on Municipal Obligations is included in corporate "earnings and profits" for purposes of computing the Federal alternative minimum tax applicable to corporations. In addition, certain corporate shareholders may be subject to a Federal "environmental" tax on the Fund's dividends for taxable years beginning after December 31, 1986.

     Interest on loans to purchase shares of the Fund may not be deducted for Federal tax purposes. Under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Furthermore, in view of Section 147(a) of the Code, persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisers before purchasing shares, since the income from those obligations may not be tax exempt for substantial users.

     Under the Tax Reform Act of 1986, instead of separate volume limits for most private activity bonds and for qualified mortgage bonds, a single annual volume cap, effective for bonds issued after August 15, 1986, covers exempt facility bonds, small issue bonds, qualified redevelopment bonds, student loan bonds, qualified mortgage bonds and private loan bonds. Bonds not covered by a volume cap include qualified 501(c)(3) bonds, exempt facility bonds for governmentally owned airports and docks and moors, and exempt facility bonds for solid waste disposal facilities, if all property financed with the bonds is governmentally owned.

     The new unified annual volume cap for each state after 1987, is equal to the greater of $50 per resident of the state or $150 million. The $150 million limit will apply to Obligations of Rhode Island issuers. Consequently, relative to states with greater populations which will be subject to the dollar per resident limitation, Rhode Island will have greater ability to finance various projects on a tax exempt basis because it will be able to issue more bonds per resident, since it is subject to the higher cap. In recent years the demand for Rhode Island Obligations has exceeded supply, which tends to increase bond prices and reduce yields. The Fund, as one of the largest purchasers of Rhode Island Obligations, may not be as adversely affected by these market forces as other investors.

TAX EFFECTS OF REDEMPTIONS

     If you redeem your shares, you will have a short- or long-term (depending on how long you have held your shares) gain or loss (depending on whether you receive more or less on the redemption than your tax basis, usually cost). However, if the shares redeemed (or sold or exchanged) were held for not more than six months (commencing on an original purchase or an exchange), any short-term capital loss is disallowed to the extent of any exempt-interest dividend on these shares. However, the Treasury may, by regulation, prescribe a shorter holding period than six months in the case of a regulated investment company which distributes at least 90% of its net tax-exempt interest.

     If you have a gain on a redemption, some of it may represent interest on Rhode Island Obligations earned but not yet paid out. If you wait to redeem until shortly after you are entitled to receive the next dividend, all or most of the dividend will be tax exempt, while the gain would have been taxable.

RHODE ISLAND TAX INFORMATION

     The Fund, and dividends and distributions made by the Fund to Rhode Island residents, will generally be treated for Rhode Island income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Under Rhode Island law, however, interest derived from obligations of States (and their political subdivisions) other than Rhode Island will not be exempt from Rhode Island income taxation. (Interest derived from obligations of the following is exempt from Rhode Island income taxation: Guam, Puerto Rico, and the Virgin Islands).

     Persons or entities who are not Rhode Island residents should not be subject to Rhode Island income taxation on dividends and distributions made by the Fund but may be subject to other State and local taxes.

YIELD INFORMATION

     Yield information on shares of the Fund may appear from time to time in advertisements and in communications to shareholders and others. The yield quoted may be provided in a number of ways. The "current yield" is, in general, the net average annualized yield for a 30-day period calculated at simple interest rates. This is computed by annualizing the Fund's net investment income per share for a recent 30-day (or one month) period divided by the maximum public offering price per share (including sales charge) on the last day of the period. The "tax equivalent yield" is, in general, the current yield divided by a factor equal to one minus stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a specified tax-exempt yield. Any yield quotation will be accompanied by total return quotations for specified periods. See the Additional Statement for further information as to the methods of calculating these yields and returns.

                              GENERAL INFORMATION

DESCRIPTION OF THE FUND AND ITS SHARES

     The Fund is the sole investment portfolio of the Trust, an open-end, non-diversified investment company organized in August 1986, as a Massachusetts business trust. (See the second paragraph under "Tax Information" above for further information about the Fund's status as "non-diversified".) The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. All shares are presently of the same class; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares which may differ from each other only as to dividends (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares each of which may have separate assets and liabilities (in which case any such series would be designated as a separate "series" or "fund"). See the Additional Statement for further information as to possible additional series.

     On November 1, 1989, the Fund acquired all of the assets of the Rhode Island Tax-Free Bond Fund (the "R.I. Fund") in exchange for shares of the Fund pursuant to the terms of an Agreement and Plan of Reorganization. Under the terms of the reorganization, each shareholder of the R.I. Fund became a shareholder of the Fund, receiving shares of the Fund with a value equal to the value of the shareholder's interest in the R.I. Fund. Approximately 212,150 shares of the Fund were issued in connection with the reorganization.

LIABILITY AND INDEMNIFICATION OF SHAREHOLDERS AND TRUSTEES

     Under Massachusetts law, shareholders of such a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability of acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more funds or series, and if any such fund or series were to be unable to meet the Trust's obligations attributable to it (which, as is the case with the Fund, is relatively remote) other fund or series would be subject to such obligations, with corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees and on other matters submitted to the vote of shareholders. The holders of shares have no pre-emptive or conversion rights. Shares are fully paid and nonassessable, except as set forth above. The Fund may be terminated upon the vote of the holders of a majority of the outstanding shares of the Fund or by the Trustees by written notice to the shareholders. If not so terminated, the Fund will continue indefinitely.

     Under the 1940 Act, shareholders of record of no fewer than two-thirds of the outstanding shares of the trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required promptly to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


                                                                        OCEAN STATE TAX EXEMPT FUND ("THE FUND")
                                                                              c/o PFPC, INC. ("THE AGENT")
                                                                                      P.O. BOX 8950
A.  APPLICATION PLEASE PRINT CLEARLY                                            WILMINTON, DELAWARE 19899
------------------------------------------------------------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION:
------------------------------------------------------------------------------------------------------------------------------------
COMPLETE ONLY THE APPLICABLE SECTIONS WHICH WILL TELL US HOW YOUR ACCOUNT SHOULD BE REGISTERED.

/   / Individual    ----------------------------------------------------------------------------------------------   ---------------
         and        (First Name)             (Middle Initial)                 (Last Name)                            Soc. Sec. No.

/   /  Joint        ----------------------------------------------------------------------------------------------
       Registrant   (First Name)             (Middle Initial)                 (Last Name)
      (if any)2     1 Only one Social Security Number is needed for tax reporting.
                    2 The account registration will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

/   /  Gifts to     Name of Adult Custodian (Only 1 permitted):
       Minors                                                                                                    as Custodian for
                    --------------------------------------------------------------------------------------------
                    (First Name)             (Middle Initial)                 (Last Name)

                    Name of Minor (Only 1 permitted):

                    --------------------------------------------------------------------------------------------  under the
                    (First Name)             (Middle Initial)                 (Last Name)
                                                                     Uniform Gifts to Minors Act
                    -------------------------------------------------                            ------------------------
                    (Name of State)                                                               Minor's Soc. Sec. No.

/   /  Corporations
       Partnerships -------------------------------------------------------------------------------------------------------------
       Trusts &     (Name of Corporation or Partnership. If a Trust, includes the name(s) of Trustees in which account will be
       Others       registered and the name and date of the Trust instrument. Account for a Pension or Profit Sharing Plan or
                    Trust may be registered in the name of the Plan or Trust itself.)

                    PLEASE INDICATE TYPE OF ORGANIZATION:                                        --------------------------------
                    /  /  Corporation  /  / Partnership  /  / Trust  /  / Other                         (Taxpayer I.D. No.)
                                                                               -----------------

2.  ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  (Street Address)

----------------------------------------------------------------------------------  ---------  ----------------------------------
  (City)                               (State)              (Zip)                   Area Code             Daytime Tel.

Citizen or resident of: /  / U.S.  /  / Other                  Check here /  / if you are a non-U.S. Citizen or resident and
                                              ---------------  not subject to back-up withholding (see certification in 8 below.)
                                                 (specify)

3.  AMOUNT OF INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT    $                        MINIMUM INITIAL INVESTMENT $1,000
                         ---------------------   Enclose check payable to: Ocean State Tax Exempt Fund
/  /  Please check here if establishing an Automatic Withdrawal Plan (minimum investment $5,000) and complete Section 6 of this application.

4.  DIVIDEND AND DISTRIBUTION INSTRUCTIONS: (Dividends and Capital Gains will be reinvested unless indicated otherwise)
------------------------------------------------------------------------------------------------------------------------------------
Dividends are to be:  / / Reinvested  / / Paid in cash      Capital Gains Distributions are to be: / / Reinvested  / / Paid in cash

5.  RIGHT OF ACCUMULATION/LETTER OF INTENT:
------------------------------------------------------------------------------------------------------------------------------------
IF YOU ARE ALREADY A FUND SHAREHOLDER, YOU MAY BE ENTITLED TO A REDUCED SALES CHARGE UNDER RIGHT OF ACCUMULATION OR LETTER OF
INTENT. TO QUALIFY, YOU MUST COMPLETE THIS SECTION. List all your accounts, including those in your spouse's name, joint accounts with your spouse, and accounts held for your minor children. If you need more space, please attach a separate sheet. This account qualifies for reduced sales charge under:

/  / RIGHT OF ACCUMULATION: My existing Fund account numbers are:       LETTER OF INTENT: /  / Submitted with this application
                                                                                               (complete Section b)
                                                                                          /  / Previously submitted for accounts
                                                                                               listed below:

-----------------------------------------------------------------       -----------------------------------------------------------


6.  AUTOMATIC WITHDRAWAL PLAN:
------------------------------------------------------------------------------------------------------------------------------------
Please establish an Automatic Withdrawal Plan for this account, subject to the terms of such Plan as set forth below. To realize the amount stated below, the Agent is authorized to redeem sufficient shares from this account at the then Net Asset
Value, in accordance with the terms below:

Dollar Amount of each withdrawal $               beginning              Payments to be made: /  / Monthly or /  / Quarterly.
                                  --------------           -------------
                                  (Minimum: $50)           (Month)(Year)

Checks should be made payable to (if check is payable to a bank for your commercial bank account, indicate bank name, address and your account number):


------------------------------------------------------------------------------------    ------------------------------------------
(First Name)                    (Middle Initial)               (Last Name)              (Bank Name and Address)

------------------------------------------------------------------------------------    ------------------------------------------
(Street)

------------------------------------------------------------------------------------    ------------------------------------------
(City)                           (State)                          (Zip)

                                                                                        ------------------------------------------
                                                                                        (Bank Account Number)
7.  TELEPHONE REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
When shares are redeemed by telephone or wire, please wire redemption proceeds of $1,000 or more in federal funds to my (our)
COMMERCIAL bank account which must be in the same name as this Fund account is registered. (Please attach a deposit slip or voided check.)

---------------------------------------------------------  ------------------------------  ----------------------------------------
Name of Bank                                               Bank a/c no.                    Bank ABA no.

---------------------------------------------------------  -------------------------------------------------------------------------
Street                                                     City                              State                     Zip

8.  SIGNATURE(S):
------------------------------------------------------------------------------------------------------------------------------------
The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms. The Agent will not be liable for acting upon instructions it believes are genuine. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that
Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31%
withholding under federal tax law, until a Number is provided; or (b) that the undersigned is not a citizen or resident of the
U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the
U.S. which woul receive any gain from the Fund, or is exempt under an income tax treaty.

-------------------------------------------------------   -----------------------------------------  ----------------------------
Individual (or Custodian)                                       Joint Registrant, if any                        Date

-------------------------------------------------------   -----------------------------------------  ----------------------------
Corporate Officer, Partner, Trustee, etc.                               Title                                   Date

9.  INVESTMENT DEALER: (IMPORTANT - TO BE COMPLETED BY DEALER):
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------  --------------------------------------------------------------------
Dealer Name                                                     Branch #/Rep. #/ Name

-------------------------------------------------------------
Address

(         )
-------------------------------------------------------------  --------------------------------------------------------------------
Area Code          Telephone                                    Dealer No./Branch Office -- City & State

IMPORTANT INFORMATION ABOUT TAXPAYER IDENTIFICATION NUMBERS:
------------------------------------------------------------------------------------------------------------------------------------
Because of important changes made to the Internal Revenue Code in 1983, we must be certain that we have a record of your correct
Social Cecurity Number or other Taxpayer Identification Number. If you have not certified that you have provided us with the correct number, your account will be subject to special Federal income tax withholding (called "backup withholding"); the law will then require us to withhold 31% of each taxable dividend or capital gain distribution paid to you in cash or reinvested in your account and will require us to withhold 31% of any liquidation or the amount you exchange to establish a new account. The amount withheld is paid to the Internal Revenue Service toward the amount of Federal income taxes you owe. the Fund will not return to you an amount withheld due to your failure to provide a correct certified number. In addition, you may be subject to a $50 I.R.S. penalty.
Therefore, please include your correct Social Security Number or Taxpayer Identification Number. The appropriate taxpayer identification number must be inserted on the application in the space provided.
The following sets forth examples of what identification number to list:

Type of Account Registration                                            Taxpayer Number to be Used
------------------------------------------------------------------------------------------------------------------------------------
Individual Account                                                      Social Security Number of Applicant
Joint Account                                                           Social Security Number of Person Reporting Tax
Custodian Account for a Minor                                           Social Security Number of Minor
Corporation, Partnership, Trust Estate, Pension Trust, Broker, etc.    Taxpayer Identification Number
Nonresident Alien                                                       None Required




b. LETTER OF INTENT   SEE TERMS BELOW
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        -----------------------
                                                                                                                  DATE
Gentlemen:

        I intend to invest in shares of the Fund during the 13-month period from the date of my first purchase pursuant to this
Letter (which purchase cannot be more than 90 days prior to this Letter), an aggregate amount (excluding any reinvestments of dividends or distributions) of a least $25,000 which, together with my present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

        /  / $25,000    /  / $50,000    /  / $100,000   /  / $250,000   /  / $500,000   /  / $1,000,000

        Subject to conditions specified below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount checked above.

        I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate $25,000, or, if such purchases added to my present holdings do not aggregate the minimum amount specified above, I will pay the increased amount of sales charge prescribed in terms of escrow below. It is understood that 3% of the minimum dollar amount checked above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow.

        The commission to the dealer, if any, named herein shall be at the rate applicable to the minimum amount of my specified intended purchases checked above. If my actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to my total actual purchases. If my total purchases exceed the dollar amount of my intended purchases and pass the next commission break-point, I shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of my total purchases.

        In determining from time to time the total amount of purchases made hereunder, shares disposed of by the undersigned prior to the termination of this Letter will be deducted.

        My dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Terms Accepted


------------------------------------------  ----------------------------------------  --------------------------------------------
(Dealer)                                    Print name(s) of Investor(s)              Print name(s) of Investor(s)

By
  ----------------------------------------  ----------------------------------------  --------------------------------------------
         (Authorized Signature)             Address                                   Address

Date
    --------------------------------------  ----------------------------------------  --------------------------------------------
                                            City                                       City

Accepted:
                                            ----------------------------------------  --------------------------------------------
                                            State and Zip                              State and Zip

By
  ----------------------------------------  ----------------------------------------  --------------------------------------------
            Distributor                     Signature(s) of Investor(s)               Signature(s) of Investor(s)

Number of shares to be held in       /                            /                   --------------------------------------------
Escrow under this Letter of Intent                                                    Expiration Date of Letter


TERMS OF ESCROW FOR LETTER OF INTENT
----------------------------------------------------------------------------------------------------------------------------------
In submitting a Letter of Intent, the investor agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

        1.      Out of the initial purchase (or subsequent purchaw if necessary), 3% of the dollar amount specified in the Letter of
Intent ("Letter") shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

        2.      If the total minimum investment specified under the Letter of Intent is completed with a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter of Intent will be deducted from the amount required to complete the investment commitment.

        3.      If the total purchases pursuant to the Letter of Intent are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchase had been made a single time. If such difference in sales charges is not apid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The eescrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

        4.      By signing the Letter, the investor irrevocably constitutes and appoints the Agent or the Distributor his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------
By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated
below.
        1.      The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

        2.      Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificates may be held under the Plan.

        3.      Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

        4.      Redemption of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

        5.      The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholdre should allow at least two week's time in mailing such notification before the requested change can be put into effect.

        6.      The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the ten current prosepectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

        7.      The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent of the Fund, shares remianing unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertified account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

        8.      The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

        9.      In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

       10.      Purchases of additional shares concurrently with withdrawals are undesirable because sales charges when purchases are made. Accordingly, a Planholdr may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent ot three times the annual withdrawal or
$5,000, whichever is less.


                                    NOTES

6.  AUTOMATIC WITHDRAWAL PLAN:
--------------------------------------------------------------------------------

Please establish an Automatic Withdrawal Plan for this account, subject to the terms of such Plan as set forth below. To realize the amount stated below, the Agent is authorized to redeem sufficient shares from this account at the then Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $
---------- beginning
---------- Payments to be made: / / Monthly or / / Quarterly.
                         (Minimum: $50)
                              (Month)(Year)

Checks should be made payable to (if check is payable to a bank for your commercial bank account, indicate bank name, address and your account number):

-----------------------------------------------------------------------         ---------------------------------------
(First Name)               (Middle Initial)            (Last Name)              (Bank Name and Address)
-----------------------------------------------------------------------         ---------------------------------------
(Street)
-----------------------------------------------------------------------         ---------------------------------------
(City)                     (State)                             (Zip)
                                                                                ---------------------------------------
                                                                                (Bank Account Number)

7.  TELEPHONE REDEMPTION:
--------------------------------------------------------------------------------

When shares are redeemed by telephone or wire, please wire redemption proceeds of $1,000 or more in federal funds to my (our) commercial bank account which must be in the same name as this Fund account is registered. (Please attach a deposit slip or voided check.)

-------------------------------------------------------
Name of Bank

-------------------------------------------------------
Street
---------------------------
---------------------------
Bank a/c no.                   Bank ABA no.

-------------------------------------------------------
City                  State                  Zip

8.  SIGNATURE(S):
--------------------------------------------------------------------------------
The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms. The Agent will not be liable for acting upon instructions it believes are genuine. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out
(ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

------------------------------------------     ------------------------------------------     ------------------------
Individual(or Custodian)                                Joint Registrant, if any                        Date
------------------------------------------     ------------------------------------------     ------------------------
Corporate Officer, Partner, Trustee, etc.                         Title                                 Date

9.  INVESTMENT DEALER: (IMPORTANT--TO BE COMPLETED BY DEALER):
--------------------------------------------------------------------------------

-------------------------------------------------------
Dealer Name

-------------------------------------------------------
Address
(      )
-------------------------------------------------------
Area Code    Telephone

-------------------------------------------------------
Branch #/Rep. #/Name

-------------------------------------------------------
Dealer No./Branch Office--City & State

IMPORTANT INFORMATION ABOUT TAXPAYER IDENTIFICATION NUMBERS:
--------------------------------------------------------------------------------
Because of important changes made to the Internal Revenue Code in 1983, we must be certain that we have a record of your correct Social Security Number or other Taxpayer Identification Number. If you have not certified that you have provided us with the correct number, your account will be subject to special Federal income tax withholding (called "backup withholding"); the law will then require us to withhold 31% of each taxable dividend or capital gain distribution paid to you in cash or reinvested in your account and will require us to withhold 31% of any liquidation or the amount you exchange to establish a new account. The amount withheld is paid to the Internal Revenue Service toward the amount of Federal income taxes you owe. The Fund will not return to you an amount withheld due to your failure to provide a correct certified number. In addition, you may be subject to a $50 I.R.S. penalty. Therefore please include your correct Social Security Number or Taxpayer Identification Number. The appropriate taxpayer identification number must be inserted on the application in the space provided. The following sets forth examples of what identification number to list:

Type of Account Registration                                        Taxpayer Number to be Used
------------------------------------------------------------------------------------------------------------------
Individual Account                                                  Social Security Number of Applicant
Joint Account                                                       Social Security Number of Person Reporting Tax
Custodian Account for a Minor                                       Social Security Number of Minor
Corporation, Partnership, Trust Estate, Pension Trust, Broker,      Taxpayer Identification Number
  etc.
Nonresident Alien                                                   None Required

B.    LETTER OF INTENT SEE TERMS BELOW
--------------------------------------------------------------------------------

                                                  ------------------------------
                                                                  DATE

Gentlemen:

    I intend to invest in shares of the Fund during the 13-month period from the date of my first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to this Letter), an aggregate amount (excluding any reinvestments of dividends or distributions) of at least $25,000 which, together with my present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

    / / $25,000    / / $50,000    / / $100,000   / / $250,000   / / $500,000   /
/ $1,000,000

    Subject to conditions specified below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount checked above.

    I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate $25,000, or, if such purchases added to my present holdings do not aggregate the minimum amount specified above, I will pay the increased amount of sales charge prescribed in terms of escrow below. It is understood that 3% of the minimum dollar amount checked above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow.

    The commission to the dealer, if any, named herein shall be at the rate applicable to the minimum amount of my specified intended purchases checked above. If my actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to my total actual purchases. If my total purchases exceed the dollar amount of my intended purchases and pass the next commission break-point, I shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of my total purchases.

    In determining from time to time the total amount of purchases made hereunder, shares disposed of by the undersigned prior to the termination of this Letter will be deducted.

    My dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Terms Accepted

------------------------------------     ------------------------------------     ------------------------------------
(Dealer)                                 Print name(s) of Investor(s)             Print name(s) of Investor(s)
By
                                         ------------------------------------     ------------------------------------
       (Authorized Signature)            Address                                  Address
Date
                                         ------------------------------------     ------------------------------------
                                         City                                     City
Accepted:
                                         ------------------------------------     ------------------------------------
                                         State and Zip                            State and Zip
By
                                         ------------------------------------     ------------------------------------
             Distributor                 Signature(s) of Investor(s)              Signature(s) of Investor(s)
                               ---------------------------
NUMBER OF SHARES TO BE HELD
  IN
ESCROW UNDER THIS LETTER OF
INTENT
                               ---------------------------

                                                     ---------------------------
                                                     Expiration Date of Letter

TERMS OF ESCROW FOR LETTER OF INTENT
--------------------------------------------------------------------------------

In submitting a Letter of Intent, the investor agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

    1. Out of the initial purchase (or subsequent purchase if necessary), 3% of the dollar amount specified in the Letter of Intent ("Letter") shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

    2. If the total minimum investment specified under the Letter of Intent is completed with a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter of Intent will be deducted from the amount required to complete the investment commitment.

    3. If the total purchases pursuant to the Letter of Intent are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

    4. By signing the Letter, the investor irrevocably constitutes and appoints the Agent or the Distributor his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.

AUTOMATIC WITHDRAWAL PLAN PROVISIONS
--------------------------------------------------------------------------------

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

     1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

     2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificates may be held under the Plan.

     3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

     4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

     5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two week's time in mailing such notification before the requested change can be put into effect.

     6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the ten current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

     9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

    10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

                                     NOTES

                                               [LOGO] OCEAN STATE
                                                      TAX EXEMPT FUND
INVESTMENT ADVISER
  Van Liew Capital Inc.
  One Regency Plaza, Suite One
  Providence, Rhode Island 02903

DISTRIBUTOR
  Van Liew Securities Inc.
  One Regency Plaza, Suite One
  Providence, Rhode Island 02903

CUSTODIAN
  P.N.C. Bank, N.A.
  Airport Business Center
  200 Stevens Drive, Suite 440
  Lester, Pennsylvania 19113

TRANSFER AGENT
  PFPC, Inc.
  P.O. Box 8950
  Wilmington, Delaware 19899

INDEPENDENT AUDITORS
  Ernst & Young LLP
  200 Clarendon Street
  Boston, MA 02116

COUNSEL
  Hinckley, Allen & Snyder
  1500 Fleet Center
  Providence, Rhode Island 02903

         TABLE OF CONTENTS
Summary.....................................      2
Financial Highlights........................      4
Discussion of Fund Performance..............      5
Introduction................................      6
Investment Of The Fund Assets...............      7
Investment Restrictions.....................     14
Net Asset Value Per Share...................     15
How To Invest In The Fund...................     16
How To Redeem Your Investment...............     18
Automatic Withdrawal Plan...................     21
Management Arrangements.....................     21
Dividend And Tax Information................     23
General Information.........................     27
Application And Letter of Intent

NO PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THE
PROSPECTUS IN CONNECTION WITH ANY
OFFERING MADE BY THIS PROSPECTUS
AND, IF GIVEN OR MADE, SUCH
INFORMATION MUST NOT BE RELIED ON AS
HAVING BEEN AUTHORIZED BY THE FUND.
THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFERING BY THE FUND IN ANY
JURISDICTION IN WHICH SUCH OFFERING
MAY NOT LAWFULLY BE MADE.

                                                         A tax-free
                                                       income vehicle

                                                         PROSPECTUS

                     STATEMENT OF ADDITIONAL INFORMATION

                         OCEAN STATE TAX-EXEMPT FUND

                              ONE REGENCY PLAZA
                       PROVIDENCE, RHODE ISLAND 02903
                                401-421-1411
                               1-800-300-1116

                                MARCH 1, 1996



     This Statement of Additional Information ("Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus (the "Prospectus") dated March 1, 1996 of Ocean State Tax-Exempt Fund (the "Fund"), which may be obtained by written request to the Fund's transfer agent, PFPC, Inc. by writing to the transfer agent at:
P.O. Box 8950, Wilmington, Delaware 19899, or by calling it at the following number:


                          Toll free 1-800-992-2207

or by written request to Van Liew Securities Inc., the Fund's Distributor, One Regency Plaza, Providence, Rhode Island 02903.


                              TABLE OF CONTENTS
Investment of the Fund's Assets. . . . . . . . . . . . . . . . . . . . . . . .     2
Municipal Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
Yield Information .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
Distribution Arrangements. . . . . . . . . . . . . . . . . . . . . . . . . . .    11
Limitation of Redemptions in Kind. . . . . . . . . . . . . . . . . . . . . . .    13
Trustees and Officers . . . . . . . .  . . . . . . . . . . . . . . . . . . . .    13
Additional Information as to Management Arrangements . . . . . . . . . . . . .    17
Computation of Net Asset Value  . . . . . . . . . . .  . . . . . . . . . . . .    18
Automatic Withdrawal Plan. . . . . . . . . . . . . . . . . . . . . . . . . . .    20
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22

                       INVESTMENT OF THE FUND'S ASSETS

   The investment objective and policies of the Fund are described in the Prospectus, which refers to the matters described below. See the Prospectus for the definitions of "Rhode Island Obligations", "Non-Rhode Island Obligations" and "Taxable Short-Term Obligations" (collectively "Obligations").

INFORMATION ON U.S. GOVERNMENT SECURITIES

   U.S. Government Securities (i.e., obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) include securities issued by the U.S. Government, which in turn include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

   U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian-American Development Bank, and the International Bank for Reconstruction and Development.

   Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if Van Liew Capital Inc. (the "Adviser") is satisfied that the credit risk involved is minimal.

RATINGS

   The ratings assigned by Moody's Investors Service, Inc. (Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes and Short-Term Taxable Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Rhode Island Obligations, Non-Rhode Island Obligations and Short-Term Taxable Obligations which the Fund may purchase.

WHEN-ISSUED AND DELAYED DELIVERY OBLIGATIONS

   The Fund may purchase Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Obligations. To facilitate such acquisitions, the Fund will maintain with the Custodian a separate account with portfolio Obligations in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its commitments by selling the Obligations held in the separate account and/or from cash flow.

MUNICIPAL BOND INDEX FUTURES

   The Fund is permitted to use Municipal Bond Index Futures
("Municipal Bond Index Futures" or "Futures") as a possible means to protect the asset value of the Fund during changing interest rate markets, although in fact the Fund may never do so. A Future is a contract to deliver or accept delivery of a cash settlement based on the movement of a security index. The following discussion is intended to explain briefly the workings of Futures.

   Unlike when the Fund purchases or sells an Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or Obligations equal to a varying specified percentage of the contract amount.
This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index fluctuates making the Future more or less valuable, a process known as mark to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

   One risk in employing Futures to attempt to protect against the price volatility of the Fund's Rhode Island Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

   Another risk as to Futures arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Rhode Island Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal bonds included in the applicable index. The price of the Future may move more than or less than the price of the Rhode Island Obligations being hedged. If the price of the Future moves less than the price of the Rhode Island Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Rhode Island Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Rhode Island Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future. If the price of the Future moved more than the price of the Rhode Island Obligations, the Fund will experience either a loss or gain on the Future which will not be completely offset by movements in the price of the Rhode Island Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Rhode Island Obligations being hedged and movements in the price of the Futures, the Fund may buy or sell Futures in a greater dollar amount than the dollar amount of the Rhode Island Obligations being hedged if the historical volatility of the prices of the Rhode Island Obligations being hedged is less than the historical volatility of the debt securities which are included in the index. It is also possible that, where the Fund has sold Futures to hedge its portfolio against decline in the market, the market may advance and the value of the Rhode Island Obligations held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future and also experience a decline in value of its portfolio securities.

   Where Futures are purchased to hedge against a possible increase in the price of Rhode Island Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures that is not offset by a reduction in the price of the Rhode Island Obligations which it had anticipated purchasing.

   There are daily price fluctuation limits established by contract markets which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached on a contract, no trades may be entered into at prices beyond the limit, thus preventing the liquidation of open futures positions.

REGULATORY ASPECTS OF MUNICIPAL BOND INDEX FUTURES

   The Fund will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account with its custodian bank Rhode Island Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures it has purchased, less any margin deposited on long positions.

   The Fund must operate within certain restrictions as to its long and short positions in Futures under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that the Fund will operate within such restrictions. Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures for which the aggregate initial margins exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Fund must maintain with its custodian bank as to its Futures' activities due to requirements other than those of the CFTC Rule; the Fund will, as to long positions, be required to abide by the more restrictive of this other requirement or the above requirements of the CFTC Rule.) The "underlying commodity value" of a Future is computed by multiplying the size of the Future by the daily settlement price of the Future.

TAX INFORMATION ON FUTURES

   The Prospectus states that the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code") and discusses one of the tests for such qualification.

   Other tests for such qualification are that (i) at least 90% of the Fund's gross income must be derived from interest and gains from the sale or other disposition of securities and (ii) that less than 30% of the Fund's gross income must be derived from gains realized on the sale of certain securities (stock, securities, options, futures, forward contracts, foreign currencies or options, futures or forward contracts on foreign currencies) held for less than three months. For purpose of applying the 30% test, any increase in the value on a position that is part of a designated hedge is offset by any decrease in value (whether or not realized) on any other position that is part of such hedge.

   In connection with the 90% test, while the Code does not explicitly state that gains realized by the Fund in connection with transactions in Futures are gains from the sale of securities within the meaning of the Code, the Fund intends to treat such gains as so qualifying.

   In connection with the 30% test, the Code requires, as further discussed below, that certain Futures be "marked to market" at the end of each fiscal year. In calculating gains from the sale of securities held for less than three months, the Fund will exclude any "gains" resulting from marking to market at the end of a fiscal year.

   For Code purposes, the Futures held by the Fund which remain open at fiscal year end which are not part of a "mixed straddle" are marked-to-market; that is, treated as having been sold at market value. The resultant net gain or loss will be included in Federal taxable income. Further, for Federal income tax purposes, a realized or unrealized gain or loss with respect to Futures is normally treated as a long-term capital gain or loss, to the extent of 60% of such gain or loss, and as a short-term capital gain or loss, to the extent of 40% of such gain or loss.

   If a Future is part of a "mixed straddle", as defined by the Code, the Fund may take an election whereby the mark-to-market and 60/40 rules will be inapplicable.

   Code Section 1092 may also affect the taxation of Futures.  Section
1092 defines a "straddle" as offsetting positions with respect to personal property. Futures fall under the definition of personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle can be deducted only to the extent that the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides that "wash sale" rules are applicable to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and that "short sale" rules are applicable to straddles. The Adviser will consider the effect of Section 1092 and related regulations in managing the Fund's portfolio.

LOAN OF PORTFOLIO SECURITIES

   The Fund may, to increase its income, lend its Obligations on a short or long term basis to broker-dealers, banks or certain other financial institutions

(see below) if (i) the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, (ii) after any loan, the value of the Obligations loaned does not exceed 10% of the value of its total assets. The financial institutions other than broker-dealers or banks to which the Fund can lend its Obligations are limited to "accredited investors", as that term is defined in Section 2(15) of the Securities Act of 1933. (In general, such institutions are insurance companies, investment companies and certain employee benefit plans.) Under the present Guidelines (which are subject to change) the loan collateral must, on each business day, at least equal the value of the loaned obligations and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing banks would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

   The Fund receives amounts equal to the interest or other distributions on loaned obligations and also receives one or more of the negotiated loan fees, interest on obligations used as collateral or interest on the securities purchased with such collateral, either of which type interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Fund. The terms of the Fund's loans will meet certain tests under the Internal Revenue Code and permit the Fund to terminate the loan and thus reacquire loaned securities on five days' notice.

PORTFOLIO TRANSACTIONS

   As most purchases of Obligations made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that better price or execution may be obtained by utilizing the services of a broker. Purchases of Obligations from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. All principal transactions are with unaffiliated parties. Transactions are directed to dealers based upon best execution and availability of securities. The Fund is authorized to direct brokerage to dealers for their execution and research services, on which no dollar value can be placed. There is no formula for such allocation. The research information received may or may not be useful to the Fund and/or other accounts of the Adviser; information received by these other accounts may or may not be useful to the Fund. The research information obtained may help the Fund and the Adviser in a number of ways. The information may be in written form or through direct contact with individuals and includes information on particular companies and industries, as well as market, economic or institutional activity areas.

   The Fund may participate, if and when practicable, in bidding for the purchase of municipal bonds directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                               MUNICIPAL BONDS

   The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

   Since the Fund may invest in industrial development bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or for investors who are "related persons". Generally, an individual will not be a "related person" under the Code unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent in the value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from proceeds of "industrial development bonds". A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of (a) facility" financed from the proceeds of industrial development bonds.

   As set forth in the Prospectus, the Tax Reform Act of 1986 establishes new unified volume caps for most "private purpose" municipal bonds (such as industrial development bonds and obligations to finance low-interest mortgages on owner-occupied housing and student loans). The unified volume cap is not expected to adversely affect the availability of Rhode Island Obligations for investment by the Fund. However, it is possible that proposals will be introduced before Congress to further restrict or eliminate the Federal income tax exemption for interest on municipal obligations. Any such proposals, if enacted, could adversely affect the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio might be affected. In that event, the Fund might reevaluate its investment policies and restrictions and consider recommending to its shareholders changes in both.

                              YIELD INFORMATION

   From time to time the Fund may include its yield in advertisements or in information furnished to present or prospective shareholders. The Fund's "current yield" is the net average annualized return without compounding accrued interest income. This is computed by annualizing the Fund's net investment income per share for a recent 30-day (or one month) period divided by the maximum public offering price (including sales charge) on the last day of the period. The yield figure is calculated using certain uniform accounting principles by which discount and premium of debt obligations are amortized into income using the current market value of the obligations. Yield is rounded to 2 decimal places for advertisements and informational purposes. The Fund may also furnish yield information based on the net asset value per share in addition to the maximum public offering price.

   The Fund's "tax-equivalent yield" is computed by dividing that portion of the Fund's current yield which is tax-exempt by a factor equal to 1 minus a stated income tax rate and adding the product to that portion, if any, of the Fund's current yield that is not tax-exempt. The "tax-equivalent yield" reflects the yield a taxable investment would have to achieve in order to equal on an after tax basis a specified tax-exempt yield.


   The Fund's current yield for the 30-day period ended October 31, 1995 was 5.05%, based on the maximum public offering price (including sales charge) of $11.03 on October 31, 1995. For shareholders with a combined federal and state tax rate of 37.84%, this represents a tax-equivalent yield of 8.12%. The 30-day yield for such period based on the net asset value of $10.59 on October 31, 1995 was 5.26% (8.46% tax equivalent).


   The Fund's yield varies from time to time depending upon market conditions, the composition of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield and other performance data should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the risks associated with the Fund's investment objectives and policies. At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any past yield will continue.

   Any advertised yield quotation will be accompanied by average annual total returns quotations for a one-year period and the entire period of the Fund's operations. Average annual total return is calculated by determining the average annual compounded rates of return over the specified periods that would equate a hypothetical initial $1,000 investment at the beginning of the period to the redeemable value at the end of the period. For purposes of the calculation, the maximum sales load is deducted from the hypothetical $1,000 investment and all dividends and distributions by the Fund during the period are assumed reinvested in shares at the net asset value per share on the reinvestment dates during the period. The average annual total return of the

Fund based on the maximum public offering price was 6.46% for the fiscal year ended October 31, 1995, 8.05% for the five year period ended October 31, 1995 and 8.39% for the period from December 8, 1986 (commencement of operations) through October 31, 1995. Both yield and total return are based on historical earnings and may fluctuate. Past performance should not be considered an indication of future performance.


                       INVESTMENT RESTRICTIONS

    The Fund has a number of policies concerning what it may and may not do. Those policies not set forth in the Prospectus are set forth below and may not be changed unless the holders of a "majority" (as defined in the Investment Company Act of 1940) of the Fund's outstanding shares vote to change them.
Under the Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares.

1.  The Fund invests only in certain limited securities.

    Since the Fund may not buy any securities other than those listed under "Investment of the Fund's Assets" in the Prospectus, the Fund may not buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

    The Fund may not purchase or hold the securities of any issuer if, to its knowledge, Trustees, directors or officers of the Fund or its Adviser individually owning beneficially more than 1/2 of 1% of the securities of that issuer together own in the aggregate more than 5% of such securities.

    The Fund may not buy real estate nor any non-liquid interests in real estate investment trusts; however, it may buy any securities which it may otherwise buy even though the issuer invests in real estate or has interests in real estate.

2.  The Fund does not buy for control.

    The Fund may not invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it doesn't own or borrow from brokers to buy securities.

    Thus, it may not sell short or buy on margin; however, the Fund may make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures.

4.  The Fund is not an underwriter.

    The Fund may not engage in the underwriting of securities, that is, the selling of securities or others. Also, it may not invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5.  The Fund may not issue senior securities.

    The Fund may not issue senior securities or any shares of beneficial interest having priority over any other class as to distribution of assets or payment of dividends, provided that the Fund may issue additional classes and series of shares to the extent permitted by the Investment Company Act of 1940.

                          DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR


    Van Liew Securities Inc., an affiliate of the Adviser, has served as the Fund's Distributor since May 31, 1990, pursuant to a Distribution Agreement approved by the Board of Trustees on May 22, 1990. Van Liew Securities Inc. received $595 in underwriting fees and $27,324 in commissions as a result of sales of Fund shares for the fiscal year ended October 31, 1993, $107 in underwriting fees and $6,269 in commissions as a result of sales of Fund shares for the fiscal year ended October 31, 1994 and $37 in underwriting fees and $5,389 in commissions as a result of sales of Fund shares for the fiscal year ended October 31, 1995.


    The Distribution Agreement shall continue in effect from year to year but only so long as its continuance is approved at least annually in the same manner as the Distribution Plan described below. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940) and may be terminated by either the Fund or the Distributor on 60 days' written notice without further recourse.

DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") under Rule
12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"). The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under the Rule. The Plan authorizes the Fund to pay for printing all prospectuses, statements of additional information and reports and notices to shareholders, even those which are not sent to existing shareholders, which expenses may be related to the sale of the Fund's shares and, accordingly come within the purview of the Rule. During the fiscal year ended October 31, 1995, the Fund paid $5,719 for such printing costs. The Plan is also designed to protect against any claim against or involving the Fund that some of the other expenses related to the sale of the Fund's shares which the Fund pays or may pay come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan.


   The Plan states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of the Rule, such payments are authorized under the Plan: (i) the costs of the preparation and printing of all reports and notices to shareholders and the costs of mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and printing of all prospectuses and statements of additional information and the costs of mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors.

   The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

   The Plan requires the Fund's Adviser at least quarterly to report in writing to the Fund's Trustees for their review on all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter.

   The Plan has been approved: (i) by a vote of the Trustees of the Fund and of those Trustees (the "Qualified Trustees") who are not "interested persons" as defined in the Investment Company Act of 1940 of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Fund at a meeting held on May 5, 1988. Unless terminated as hereinafter provided, the Plan shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Qualified Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined above) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

   In voting on the implementation of the Plan, the Board of Trustees concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties under state and federal law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders and must reach a similar conclusion when voting on any continuance of the Plan. The anticipated benefits of the Plan include the possibility of increasing the Fund's assets to a level that would permit the Fund to invest in larger denominations of some instruments that offer a higher effective yield than small denomination investments in the same instruments and cost advantages resulting from economies of scale.

                      LIMITATIONS OF REDEMPTIONS IN KIND

   The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                            TRUSTEES AND OFFICERS

   The Trustees and officers of the Fund, their affiliations, if any, with the Administrator, and their principal occupations during at least the past five years are set forth below. Trustees who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 are designated with an (*) asterisk. As of January 31, 1996, the Trustees and officers of the Fund owned 49,039 shares or approximately 1.22% of the outstanding shares of the Fund.


ALFRED B. VAN LIEW*, PRESIDENT AND TRUSTEE
One Regency Plaza, Suite One, Providence, Rhode Island  02903

   Managing Partner of the Adviser, since 1984; Director of the Distributor since May 1990; Chairman & Chief Executive Officer of Van Liew Trust Company, a Rhode Island chartered trust company, since 1984; Executive Vice President in charge of the trust & investment management businesses of Rhode Island Hospital Trust National Bank (1981-1984); President & Chief Executive Officer of Hospital Trust of Florida (1982-1984); Chairman & Chief Executive Officer of HT Advisers, Inc. (1980-1984) and Director of HT Investors, Inc. (1981-1984), registered investment counselling firms affiliated with RIHT Financial Corp.; Trustee of RI School of Design (1974-1992); Board member, Rhode Island Water Resources Board and Rhode Island Water Resources Board Corp. (1991-
1994); Trustee of The Heritage Foundation of RI since 1971; Adviser to the National Trust for Historic Preservation since 1983; Trustee of St. Andrew's School since 1984; Trustee of the Museum of Yachting since 1988; and Trustee of the Seaman Institute, Newport, Rhode Island since 1994.

MILTON C. BICKFORD, JR., TRUSTEE
147 Beavertail Road, Jamestown, Rhode Island  02835


   Private investor since 1989; CEO, National Bickford Foremost, Inc.
(national color printing firm) 1980-1989; CEO, National Bickford Graphics, Inc. 1972-1980; CEO, Bickford Engraving & Electrotype Company 1959-1972; President Rotary Club of Providence 1970-1971; Vice President Greater Providence Chamber of Commerce 1976-1979; Trustee Museum of Yachting 1990-1995; currently Vice Chairman AAA Auto Club of Southcentral New England.


MICHAEL E. HOGUE, TRUSTEE
32 Keene Street, Providence, Rhode Island  02906

   President, Young America, Inc. since June 1994; Managing Director,
Chairman and Chief Executive Officer of PW Group, Inc. (insurance) and Chairman and Chief Executive Officer of the Providence Washington Insurance Group from 1986 to 1993; Chairman and Managing Director of Philadelphia Insurance Research Group from 1975 to 1986 and Assistant Professor of Insurance at the Wharton School, University of Pennsylvania, from 1973 to 1977.

ALICE M. MACINTOSH, TRUSTEE
861 Stratford Lane, Warwick, Rhode Island  02886

   Marketing consultant; from 1986 to 1991, Chief Supervisory Clerk of the State's Superior Court; previously a Marketing Consultant and Vice-President of Marketing at Hospital Trust National Bank. Mrs. Macintosh is an honorary director of Narragansett Electric Company, a director of Bay Loan & Investment Company (a subsidiary of FPL Group, Inc., a subsidiary of Florida Power and Light) and The Convention Authority of the City of Providence and is also past Chairman of the Board of AAA Auto Club of South Central New England, and past President of the Rhode Island Bankers Association, the Business and Professional Women of Rhode Island and past Regional Vice President of the National Association of Bank Women (NABW) and co-founder of the Rhode Island Chapter.

RICHARD A. PLOTKIN, TRUSTEE
130 Bellevue Avenue, Newport, Rhode Island 02840

   Managing Partner, Rooney, Plotkin & Willey (certified public accountants) since 1973; Member, American Institute of Certified Public Accountants and Rhode Island Society of Certified Public Accountants; Director of Newport Health Care Corporation and Newport Health Care Ventures; Chairman of the Board of Newport Health Foundation, Inc.; Vice Chairman, United Way of Southeastern New England; Member, Audit Committee of Bank of Newport; Director, Advantage Travel, Ltd; Director, Economic Innovation Center of Rhode Island.

JOHN ST. SAUVEUR, TRUSTEE
219 Great Road, North Smithfield, Rhode Island  02896

   President and CEO, West Bank Realty; Senior Vice President
(governmental and consumer relations) of Valley Resources, Inc., (a natural gas distributor) and its subsidiary companies from 1956 to 1994. He is a Director of the Community College of Rhode Island Foundation; Chairman of the Board of the Rhode Island Citizen Energy Conservation Corporation, doing business as Rhode Island Saving Energy (RISE), a statewide organization funded by Rhode Island electric and gas utility companies; Chairman of the Board of Directors of the Woonsocket Industrial Development Corporation; Director of the Main Street 2000 Corporation (a Woonsocket non-profit corporation formed for the development and revitalization of the city's Main Street business district), the Northern Rhode Island Private Industry Council and the Northern Rhode Island Chamber of Commerce; Commissioner of the Rhode Island Solid Waste Corporation, Secretary of the Greater Woonsocket Industrial Development Foundation and Vice Chairman of the North Smithfield Industrial Development Commission; a vice president and director of the Rhode Island Chamber of Commerce Federation and member of the Rhode Island State Job Training Coordinating Council; also Trustee, Landmark Health System and Landmark Health Foundation.

THOMAS R. WESCHLER, TRUSTEE
391 Indian Avenue, Portsmouth, Rhode Island 02871

   Vice Admiral, U.S. Navy, Retired (l975) after 35 years active service, ending as Director, Logistics, Joint Chiefs of Staff. Past Chairman, Naval Operations Department, U.S. Naval War College, 1976-1981; Elective Professor, 1981-1988; Trustee, American Sail Training Association; Trustee, Sea Education Association; National Advisor, Seaport '76; Member, URI Marine Programs Advisory Council.

SAMUEL H. HALLOWELL, JR., VICE PRESIDENT
One Regency Plaza, Suite One, Providence, Rhode Island 02903

   Partner of the Adviser and Vice President of Van Liew Trust Company since 1984; formerly Vice President and Senior Portfolio Manager at Rhode Island Hospital Trust National Bank, specializing in the management of large personal portfolios, and a member of the Strategy Committee from 1981 to 1984; previously with Bay Bank Harvard Trust with responsibilities that included portfolio management, investment consulting, trading, and investment research, and a member of its Trust Investment and Administrative Committee; prior thereto, he was associated with the brokerage firm of Moseley, Hallgarten, Estabrook & Weeden, Inc.

KEVIN M. OATES, TREASURER
One Regency Plaza, Suite One, Providence, Rhode Island 02903

   Since April 1991, Vice President-Administration and Controller of the Adviser and Vice President of Van Liew Trust Company and the Distributor, affiliated companies of the Adviser; Director of Business Administration (August 1988 to April 1991) and Manager (August 1985 to October 1987) at Finkel, DiSanto, Fine & Co. (certified public accountants); previously a Senior Tax Consultant with Ernst & Whinney.

MARGARET D. FARRELL, SECRETARY
1500 Fleet Center, Providence, Rhode Island, 02903


   Partner, Hinckley, Allen & Snyder, general legal counsel to the Fund, since November 1981; Director of Care New England Health System; Director and Secretary of Women and Infants Corporation; Trustee and Secretary of Women & Infants Hospital of Rhode Island; Trustee of Butler Hospital; Trustee of Hospital Association of Rhode Island; and Secretary of AMTROL Inc. (manufacturer of water systems and HVAC products).



   The Fund does not pay fees to Trustees affiliated with the Adviseror to any of its officers. The Fund pays Trustees who are not interested persons of the Fund an annual retainer of $2,000 plus $250 per meeting attended. For the fiscal year ended October 31, 1995, such fees totalled $19,750.

             ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

ADDITIONAL INFORMATION AS TO THE ADVISORY AGREEMENT

   Under the Advisory Agreement, subject to the control of the Fund's
Board of Trustees, the Adviser provides all administrative services to the Fund other than those relating to its investment portfolio and the maintenance of its accounting books and records; as part of such duties, the Adviser (i) provides office space, facilities and equipment for the performance of the following functions and as is necessary in connection with the maintenance of the headquarters of the Fund; (ii) maintains the Fund's books and records (other than accounting books and records); oversees its insurance relationships and prepares for it (or assists counsel and auditors in the preparation of) all required tax returns, proxy statements and reports to its shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iii) arranges for the preparation of, on the Fund's behalf and at the Fund's expense, such applications and reports as may be necessary to register or maintain the Fund's registration and/or the registration of its shares under the securities or "blue sky" laws of such jurisdictions as may be determined from time to time by the Adviser; (iv) responds to all inquiries or other communications of shareholders and broker-dealers, if any, or, if any such inquiry or other communication is more properly to be responded to by the Fund's transfer agent, oversees such transfer agent's response thereto; and (vi) oversees all relationships between the Fund and its custodian and transfer agent, including the negotiation of agreements in relation thereto and the supervision of the performance of such agreements and oversees all administrative matters which are necessary or desirable in connection with the sale or redemption of the Fund's shares. Since the Fund pays its own legal and audit expenses, to the extent that the Fund's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Fund.

   The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice, and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Fund shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Investment Company Act of 1940) of its voting securities at the time outstanding entitled to vote; it automatically terminates in the event of its assignment (as so defined). However, in the Advisory Agreement, the Adviser agrees that it will not exercise its termination rights for at least two years from the effective date of the Advisory Agreement except in the event of a material breach by the Fund or the Board of Trustees of the Fund of its or their obligations thereunder or a material violation by the Fund or the Board of Trustees of the Fund of its or their duties or obligations with respect to the Fund or under the 1940 Act or the Securities Act of 1933.

   The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Fund agrees to indemnify the Adviser to the full extent permitted under the Fund's Declaration of Trust.

   The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 except for the information supplied by the Adviser for inclusion therein.

                        COMPUTATION OF NET ASSET VALUE

   The net asset value of the Fund's shares is determined at 4:30 p.m., Eastern time on each day the New York Stock Exchange is open by dividing the value of the Fund's net assets by the total number of its shares then outstanding.

   Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Rhode Island Obligations, may be obtained from a reputable pricing service or from one or more broker/dealers dealing in Rhode Island Obligations either of which may, in turn, obtain quotations from broker/dealers or banks which deal in specific issues. However, since Rhode Island Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Rhode Island Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Rhode Island Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.

   As indicated above, the Net Asset Value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That

Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

   The Fund's Trustees and officers and the directors, officers and certain employees and representatives of the Adviser, the Distributor and Selected Dealers, and certain plans for their benefit, may buy the Fund's shares at Net Asset Value without a sales charge. These purchasers must meet certain tests under the Investment Company Act of 1940 and must give written assurance that the purchase is for investment and that the shares will not be resold except through redemption. There may be tax consequences arising from such purchases. Purchasers should consult their own tax counsel.

REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE

   As described herein and in the Prospectus, there are a number of instances in which the Fund's shares are sold or issued on a basis other than the maximum public offering price, that is, the Net Asset Value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that
(i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

   The reasons for the other instances in which there are reduced or eliminated sales charges are as follows. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and in order to aid in the development of sound employee relationships, encourage responsibility and promote an identification with the aims and policies of the Fund. Limited reinvestments of redemptions at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the Net Asset Value per share of all shares sold or issued.

                          AUTOMATIC WITHDRAWAL PLAN

   Any shareholder who owns or purchases shares of the Fund having a net asset value of at least $5,000 may establish an Automatic Withdrawal Plan under which he will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments. Redemption of shares for withdrawal purposes may reduce or even liquidate the account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.

                             GENERAL INFORMATION

CAPITAL STOCK

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held). The Fund's management is not aware of any person who beneficially owned 5% or more of the Fund's outstanding shares as of the date of this Additional Statement.

POSSIBLE ADDITIONAL SERIES

   On December 15, 1987, the Trustees of the Trust voted to change the name of the Trust from "Ocean State Tax-Exempt Fund" to "VLC Trust" and to designate the outstanding shares of the Trust as shares of the Ocean State Tax-Exempt Fund portfolio. If additional funds or series (as discussed in the Prospectus) were created by the Board of Trustees, shares of each such fund or series would be entitled to vote as a class only to the extent permitted by the Investment Company Act of 1940 (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more funds or series by the Board of Trustees.

   Under Rule 18f-2 under the Investment Company Act of 1940, as to any investment company which has two or more series outstanding as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

CUSTODIAN AND INDEPENDENT AUDITORS

   The Fund's Custodian, PNC Bank, N.A., is responsible for holding the
Fund's assets. The financial statements of the Fund and the financial highlights incorporated herein by reference have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon and incorporated herein by reference.

FINANCIAL STATEMENTS

   The following financial statements of the Fund, together with the report of Ernst & Young LLP, independent auditors, are included in the Annual Report to Shareholders which accompanies this Additional Statement and are incorporated herein by reference:


   1.  Statement of Assets and Liabilities as of October 31, 1995

   2.  Statement of Operations for the fiscal year ended October 31,
       1995

   3. Statement of Changes in Net Assets for each of the two fiscal years in the period ended October 31, 1995

   4.  Financial Highlights for each of the periods indicated therein.

   5.  Notes to Financial Statements

   6.  Schedule of Portfolio Investments as of October 31, 1995

                                  APPENDIX A

                    DESCRIPTION OF MUNICIPAL BOND RATINGS

MUNICIPAL BOND RATINGS

   STANDARD & POOR'S. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

   The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

     o Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   o    Nature of and provisions of the obligation;

   o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

STANDARD & POOR'S RATING SERVICE. A brief description of the applicable Standard & Poor's rating symbols and their meaning follows:

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   MOODY'S INVESTORS SERVICE. A brief description of the applicable Moody's Investors Service rating symbols and their meaning follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

   MOODY'S SHORT TERM LOAN RATINGS - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issues specific structural or credit features.

MIG1/VMIG1  This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3  This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4/VMIG4  This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                     [Ocean State Tax Exempt Fund Logo]

                            REPORT OF THE PRESIDENT
                                OCTOBER 31, 1995

     October 31, 1995, was the end of the Fund's ninth fiscal year. During the prior 12 months, the Fund's net asset value rose from $10.10 to $10.59 per share for a gain of 4.85% on principal value. Net assets rose from $41.3 million to $43.1 million while dividends per share declined from $0.59 to $0.58.

     After 1994, fiscal 1995 was a breath of fresh air. Thirty-year Treasury rates declined 164 basis points from 7.97% to 6.33%. Ten-year rates performed even better, dropping from 7.81% to 6.02% as the yield curve flattened dramatically during the year. (Remember, bond prices rise as bond yields fall.) Unusual in this cycle was that the drop in yields was accompanied by low inflation, a worldwide economic slowdown, and optimism that a federal deficit-reduction plan would be reached. Under Alan Greenspan, the Fed has tended to change policy very slowly which will probably continue.

     The Municipal market underperformed other fixed income investments largely because of a decline in demand. Clearly, a record-breaking performance by the stock market has held the attention of most investors.

     Keep in mind that part of our stated objective is to provide shareholders with a high level of income consistent with safety of principal. The high coupon, pre-refunded portion of the portfolio not only keeps up our dividend but also hedges against a sudden, sharp rise in rates. Although we believe the future trend of interest rates is lower and that the inventory of new Municipal issues will continue to be tight, slow economic growth, combined with efforts of Congress to pass more fiscal responsibilities to the states, could mean that most of the decrease in Municipal yields has occurred.

     We are pleased that Morningstar Mutual Funds continues to look favorably on your Fund giving it a five-star rating as of the fiscal year-end.

                                            Very truly yours,

                                            /s/ Alfred B. Van Liew

                                            ALFRED B. VAN LIEW
                                            President and Chairman of the
                                            Board of Trustees

                                         OCEAN STATE TAX EXEMPT FUND
                                        INVESTMENT PERFORMANCE REVIEW
                                            AS OF OCTOBER 31, 1995
                                                  (UNAUDITED)

                                                     PRIOR                              SINCE INCEPTION
                            NOVEMBER 1, 1994      FISCAL YEAR       NOVEMBER 1, 1990    DECEMBER 8, 1986
                                THROUGH              ENDED              THROUGH             THROUGH
                            OCTOBER 31, 1995    OCTOBER 31, 1994    OCTOBER 31, 1995    OCTOBER 31, 1995
                            ----------------    ----------------    ----------------    ----------------
TOTAL RATE OF RETURN(B)
     Based on:
          Net Asset
            Value........         10.89%              (2.04)%             9.24%               9.20%
          Offering
            Price........          6.46%              (5.99)%             8.05%               8.39%

                                 AS OF               AS OF
                            OCTOBER 31, 1995    OCTOBER 31, 1994
                            ----------------    ----------------
30-DAY CURRENT YIELD
     Based on:
          Net Asset
            Value........          5.26%               5.55%
          Offering
            Price........          5.05%               5.33%
30-DAY TAX-EQUIVALENT
  YIELD(A)
     Based on:
          Net Asset
            Value........          8.46%               8.93%
          Offering
            Price........          8.12%               8.57%

     The Ocean State Tax Exempt Fund has placed a high priority on capital preservation while at the same time striving for competitive after-tax investment returns. The Fund has maintained the weighted average maturity of the portfolio at 14.49 years as of October 31, 1995.

     The average quality rating of the investments, in the following table was Aa/AA (Moody's and Standard & Poor's bond rating services).

                           PORTFOLIO QUALITY ANALYSIS

                                              % OF TOTAL PORTFOLIO
                                       -----------------------------------
                                           AS OF                AS OF
                  RATING                  10/31/95             10/31/94
                  ------               --------------       --------------
      Aaa/AAA.......................        56.06%               55.78%
      Aa/AA.........................        16.90%               15.48%
      A.............................        19.19%               20.59%
      Baa/BBB.......................         7.85%                8.15%
      Not Rated.....................            0%                   0%

     The Fund will continue its policy of seeking the highest tax advantaged yields available, consistent with maintaining quality and diversification objectives.

(a) For 1995 shareholders are subject to a maximum combined federal and state tax rate of 37.84%.

(b) Past performance is no guarantee of future results.

                          OCEAN STATE TAX EXEMPT FUND

                           STATEMENT OF ASSETS AND LIABILITIES
                                  AS OF OCTOBER 31, 1995

                                           ASSETS
Investments at value (identified cost $40,291,897) (Note 1A)..................   $42,700,606
Cash..........................................................................        20,093
Interest receivable...........................................................       651,719
                                                                                 -----------
          Total Assets........................................................   $43,372,418

                                         LIABILITIES
Distribution payable to shareholders..........................................   $   102,407
Payable for fund shares redeemed..............................................       148,738
Accrued expenses..............................................................        10,906
Accrued management fees.......................................................        22,138
                                                                                 -----------
          Total Liabilities...................................................   $   284,189
                                                                                 -----------
          Net Assets..........................................................   $43,088,229
                                                                                 ===========
Net Assets consist of:
Shares of beneficial interest at par ($.01/share).............................   $    40,679
Additional paid-in capital (Note 4)...........................................    40,701,371
Dividends in excess of net investment income..................................        (4,799)
Accumulated net realized loss on investment transactions......................       (57,731)
Net unrealized appreciation of investments....................................     2,408,709
                                                                                 -----------
Total -- Representing Net Assets at Value for 4,067,853 Shares Outstanding....   $43,088,229
                                                                                 ===========
Computation of Net Asset Value & Offering Price:
Net Assets....................................................................   $43,088,229
Divided by number of shares outstanding.......................................     4,067,853
Net asset value...............................................................   $     10.59
                                                                                 ===========
Offering price................................................................   $     11.03
                                                                                 ===========

                       See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND

                                            STATEMENT OF OPERATIONS
                                      FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME
Interest income (Note 1B).....................................................     $2,753,639
Expenses:
     Adviser Fees (Note 2).......................................   $  146,855
     Administrator fees (Note 2).................................      104,897
     Legal fees and expenses.....................................       15,739
     Trustees fees and expenses..................................       19,750
     Transfer agent fees.........................................       53,616
     Custodian fees..............................................       19,507
     Insurance...................................................        3,500
     Auditing....................................................       26,200
     Pricing.....................................................        4,685
     Shareholder reports.........................................        7,988
     Distribution Expenses (Note 5)..............................        5,719
     Miscellaneous expenses......................................        2,710
     Registration fees...........................................          950
                                                                    ----------
                                                                    $  412,116
                                                                                   ----------
          Net Investment Income...............................................     $2,341,523

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investments.................................       97,223
Net Change in Unrealized Appreciation of Investments.............    1,903,481
                                                                    ----------
Net gain on investments.......................................................      2,000,704
                                                                                   ----------
Net Increase in Net Assets Resulting from Operations..........................     $4,342,227
                                                                                   ==========

                       See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND

                                      STATEMENT OF CHANGES IN NET ASSETS

                                                                  FISCAL YEAR     FISCAL YEAR
                                                                     ENDED           ENDED
                                                                  OCTOBER 31,     OCTOBER 31,
                                                                      1995            1994
                                                                  -----------     -----------
Increase (Decrease) in Net Assets Resulting from:

Operations:
     Net investment income.....................................   $ 2,341,523     $ 2,420,122
     Net realized gain (loss) on investments...................        97,223        (125,800)
     Change in unrealized appreciation of net investments......     1,903,481      (3,370,233)
                                                                  -----------     -----------
     Net increase (decrease) in net assets resulting from
       operation...............................................     4,342,227      (1,075,911)

Dividends and distributions to shareholders from:
     Net investment income ($.58 per share in 1995 and $.59 per
       share in 1994)..........................................    (2,354,085)     (2,409,987)
     Capital gain..............................................                        (21,553)
     Net Decrease from fund share transactions (Note 4)........      (246,199)       (189,066)
                                                                  -----------     -----------
          Total increase (decrease) in net assets..............     1,741,943      (3,696,517)

NET ASSETS:
     Beginning of year.........................................    41,346,286      45,042,803
                                                                  -----------     -----------
     End of year (including $4,799 of dividends in excess of
       net investment income in 1995 and $7,763 of
       undistributed net investment income in 1994.............   $43,088,229     $41,346,286
                                                                  ===========     ===========

                       See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND

                                             FINANCIAL HIGHLIGHTS
                                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     For a share outstanding throughout each period the following data includes selected data and other performance information derived from the financial statements.

                          FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR     12/08/86
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     THROUGH
                         10/31/95   10/31/94   10/31/93   10/31/92   10/31/91   10/31/90   10/31/89   10/31/88   10/31/87
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Per Share Operating
  Performance
Net Asset Value,
  Beginning
  of Year................ $ 10.10   $ 10.95    $ 10.32    $ 10.14    $  9.73    $  9.80    $  9.74     $ 9.13     $10.18
Net Investment income....     .58       .59        .56        .63        .64        .67        .62        .66        .62
Net realized and
  unrealized gain (loss)
  on securities..........     .49       (84)       .63        .18        .41       (.09)       .07        .62      (1.05)
                          -------   -------    -------    -------    -------    -------    -------     ------     ------
Total from Investment
  Operations.............    1.07      (.25)      1.19        .81       1.05        .58        .69       1.28       (.43)
                          -------   -------    -------    -------    -------    -------    -------     ------     ------
Less Distributions:
Dividends from net
  investment income......    (.58)     (.59)      (.56)      (.63)      (.64)      (.65)      (.63)      (.66)      (.62)
Distribution from net
  realized
  gains..................    (.00)     (.01)      (.00)      (.00)      (.00)      (.00)      (.00)      (.01)      (.00)
                          -------   -------    -------    -------    -------    -------    -------     ------     ------
Total Distributions......    (.58)     (.60)      (.56)      (.63)      (.64)      (.65)      (.63)      (.67)      (.62)
                          -------   -------    -------    -------    -------    -------    -------     ------     ------
Net Asset Value End of
  Year................... $ 10.59   $ 10.10    $ 10.95    $ 10.32    $ 10.14    $  9.73    $  9.80     $ 9.74     $ 9.13
                          =======   =======    =======    =======    =======    =======    =======     ======     ======
Total investment return
  at Net Asset Value.....   10.89%    (2.04)%    12.35%      8.00%     10.96%      5.89%      7.10%     14.30%     (4.99)%(b)
Ratios and Supplemental
  Data Net Assets, End of
  Year (000's omitted)
  ....................... $43,088   $41,346    $45,043    $36,854    $29,750    $20,675    $12,159     $9,745     $6,149
Ratio of Expenses to
  average net assets(a)..     .98%      .88%       .81%       .85%       .92%      1.27%      1.36%      1.10%      1.15%(b)
Ratio of net investment
  income to average net
  assets(a)..............    5.58%     5.55%      5.70%      6.13%      6.40%      6.45%      6.34%      6.84%      6.95%(b)
Portfolio turnover.......   11.77%     8.48%     13.27%     36.29%     21.57%     10.16%     37.90%     45.58%     96.39%(b)
Adviser/Administrator
  waived fees............     .00       .01        .01        .01        .03        .02        .03        .08        .06
Fund expenses without
  waiver.................     .10       .10        .09        .10        .12        .12        .16        .19        .16
Net Investment Income
  without waiver.........     .58       .58        .55        .62        .61        .65        .59        .58        .56
Ratio of Expenses to
  average net assets
  without waiver.........     .98%      .93%       .81%       .95%      1.17%      1.51%      1.69%      1.88%      1.86%(b)
Ratio of net investment
  income to average net
  assets without waiver..    5.58%     5.50%      5.58%      6.02%      6.15%      6.21%      6.02%      6.06%      6.24%(b)

---------------

(a) Annualized for 1987.

(b) Commencing in fiscal year 1990, data included the combined operations of the Fund and the Rhode Island Tax-Free Bond
    Fund (the "RI Fund") for the period from the date of the acquisition of the assets of the RI Fund by the Fund (November
    1, 1989). The data shown above for the periods prior thereto are the historical results of the Fund.

(c) Total investment return does not reflect sales load.

                       See Notes to Financial Statements

                          OCEAN STATE TAX EXEMPT FUND

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES

     VLC Trust (the Trust) is a Massachusetts business trust organized on August 1, 1986 and registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. There is authorized an unlimited number of shares with a par value of one cent per share. Declaration of the Trust permits the Trustees to create additional portfolios (funds). As of October 31, 1995 there is only one fund, Ocean State Tax Exempt Fund (the Fund). The objective of the Fund is to seek to provide as high level of current income, exempt from Rhode Island and Federal income taxes, as is consistent with preservation of capital. The Fund invests primarily in obligations which pay interest exempt from Rhode Island and Federal income taxes. The Fund commenced operations on December 8, 1986.

     At October 31, 1995, 92.50% of the Fund's net assets are invested in Rhode Island municipal securities. Economic changes effecting the state in certain of its public bodies and municipalities may affect the ability of the issuer to pay the required principal and interest payments of the municipal securities. In order to reduce risk associated with such factors on October 31, 1995, 54.98% of the portfolio of investments have credit enhancements backing them which the Fund relies on, such as: letters of credit, insurance, or guarantees. MBIA provides the largest total enhancements for the Fund, representing 24.44% of the portfolio.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (A) SECURITY VALUATION: Debt securities are valued on the basis of valuations furnished by a pricing service since such valuations are believed to reflect the fair value of such securities. Valuations used by the Fund may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and other local market conditions. Securities having an original maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts. Other securities are appraised in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. The Trustees monitor the valuation of the Fund's municipal bonds through receipt of periodic reports from the Adviser.

     (B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. The specific identification method is used for determining net realized gains and losses for both financial statement and Federal income tax purposes.

     (C) FEDERAL INCOME TAXES: The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for Federal income tax or excise tax is necessary. At October 31, 1995 the Fund had approximately $28,000 in capital loss carryforwards for federal tax purposes available to offset future capital gains. These capital loss carryforwards will expire October 31, 2002. Dividends received by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes, because the Fund intends to meet certain requirements of the Internal

                          OCEAN STATE TAX EXEMPT FUND

Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

     (D) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and distributed monthly. Capital gains distributions, if any, are declared and distributed annually. For the year ended October 31, 1995, the Fund paid no distributions from capital.

NOTE 2  ADVISORY AND ADMINISTRATIVE SERVICES AND OTHER AFFILIATED TRANSACTIONS

     Van Liew Capital Inc. is the Adviser and the Administrator to the Fund. The Fund will pay Van Liew Capital Inc. at the following annual rates for the adviser and administrator services, respectively:

        .35 and .25 of 1% of the first $200 million of average daily net assets.

        .30 and .20 of 1% of average daily net assets over $200 million.

     The Fund does not pay fees to Trustees affiliated with the Adviser or to any ofits officers. The Fund pays Trustees who are not interested persons of the Fund an annual retainer plus $250 per meeting attended. The annual retainer at October 31, 1995 was $2,000.

     Legal fees and expenses of $15,739 were paid to a firm of which the Fund's Secretary is a partner.

     During the period November 1, 1994 through October 31, 1995 the Distributor paid $37 in underwriter fees and received $5,389 in commissions for a total of $5,352 as a result of Fund share sales.

NOTE 3  INVESTMENT TRANSACTIONS

     During the period ending October 31, 1995 purchases and sales of investment securities other than short-term investments aggregated $5,008,483 and $4,868,842, respectively.

     The aggregate cost of investments for Federal income tax purposes is substantially the same as aggregate cost for financial statement purposes. At October 31, 1995, gross unrealized appreciation on investment securities was $2,490,689 and gross unrealized depreciation on investment securities was $81,980.

                          OCEAN STATE TAX EXEMPT FUND

NOTE 4  SHARES OF BENEFICIAL INTEREST


     The authorized capital of the Fund consists of unlimited number of shares of beneficial interest with par value of one cent per share. Transactions in shares of beneficial interest were as follows:

                                                                  SHARES         AMOUNT
                                                                ---------     -----------
     Balance 10/31/93........................................   4,113,100     $41,177,315
     Shares sold.............................................     571,065       6,074,624
     Shares issued in reinvestment of dividends..............     113,862       1,200,014
     Shares redeemed.........................................    (704,918)     (7,463,704)
                                                                ---------     -----------
     Net decrease............................................     (19,991)       (189,066)
                                                                ---------     -----------
     Balance 10/31/94........................................   4,093,109     $40,988,249
                                                                =========     ===========
     Shares sold.............................................     259,900     $ 2,697,652
     Shares issued in reinvestment of dividends..............     108,243       1,119,237
     Shares redeemed.........................................    (393,399)     (4,063,088)
                                                                ---------     -----------
     Net decreases...........................................     (25,256)       (246,199)
                                                                ---------     -----------
     Balance 10/31/95........................................   4,067,853     $40,742,050
                                                                =========     ===========

NOTE 5  DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 (the "Rule") of the Investment Company Act of 1940 (the Act). The Rule provides in substance that the Fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under the Under the Plan, the Fund is authorized to pay for the printing of all prospectuses, statements of additional information and reports and notices to shareholders, even those which are not sent to existing shareholders. The Fund paid $5,719 under the plan during fiscal 1995.

                         OCEAN STATE TAX EXEMPT FUND

                                           PORTFOLIO OF INVESTMENTS
                                            AS OF OCTOBER 31, 1995

                                                                        RATINGS
PRINCIPAL                                                               MOODY'S/       VALUE
 AMOUNT                                                            STANDARD & POOR'S  (NOTE 1)
---------                                                          -----------------  --------
MUNICIPAL SECURITIES (99.10%)
RHODE ISLAND GENERAL OBLIGATION AND REVENUE BONDS (41.15%)
$  595,000   Bristol County Water Authority MBIA Insured 7.125%,
               11/1/16                                                  Aaa/AAA       $621,156
   300,000   Bristol General Obligation MBIA Insured 5.80%,
               10/1/06............................................      Aaa/AAA        316,125
   100,000   Bristol General Obligation 7.00%, 12/1/08............      Baa1/NR        110,250
   120,000   Bristol General Obligation MBIA Insured 6.00%,
               12/15/10...........................................      Aaa/AAA        125,550
   250,000   Bristol General Obligation MBIA Insured 5.05%,
               8/15/06............................................      Aaa/AAA        250,000
   170,000   Burrillville General Obligation 7.40%, 1/15/04.......       A/NR          184,450
   185,000   Burrillville General Obligation 7.40%, 1/15/05.......       A/NR          200,725
   125,000   Burrillville General Obligation 7.60%, 1/15/08.......       A/NR          136,094
   300,000   Burrillville General Obligation MBIA Insured 5.75%,
               10/15/17...........................................      Aaa/AAA        301,125
    75,000   Central Falls General Obligation 7.90%, 7/1/02.......      Baa/NR          77,250
   130,000   Coventry General Obligation FGIC Insured 7.25%,
               11/1/10............................................      Aaa/AAA        144,300
    40,000   Coventry General Obligation FGIC Insured 7.00%,
               11/1/04............................................      Aaa/AAA         44,600
   200,000   Cumberland General Obligation 6.80%, 7/15/08.........      A-1/NR         213,250
   165,000   Cumberland General Obligation MBIA Insured 5.70%,
               10/1/11............................................      Aaa/AAA        167,063
   175,000   Cumberland General Obligation MBIA Insured 5.70%,
               10/1/12............................................      Aaa/AAA        176,968
   300,000   East Providence General Obligation MBIA Insured
               5.70%, 5/15/10.....................................      Aaa/AAA        310,125
   750,000   Foster/Glocester General Obligation AMBAC Insured
               6.90%, 9/1/11......................................      Aaa/AAA        812,812
   135,000   Jamestown General Obligation CGIC Insured 7.00%,
               3/15/07............................................      Aaa/AAA        141,075
   250,000   Kent County Water Auth. MBIA Insured 6.35%,
               7/15/14............................................      Aaa/AAA        263,750
   100,000   Lincoln General Obligation MBIA Insured 7.55%,
               7/15/08............................................      Aaa/AAA        110,750
   355,000   Lincoln General Obligation MBIA Insured 5.50%,
               8/15/10............................................      Aaa/AAA        361,213
   110,000   Little Compton General Obligation 7.00%, 1/15/09.....      A-1/NR         119,625
   100,000   Little Compton General Obligation 6.90%,1/15/08......      A-1/NR         108,125
   120,000   Middletown General Obligation 7.00%, 2/15/08.........       A-1/A         129,900

                         OCEAN STATE TAX EXEMPT FUND

                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)

                                                                        RATINGS
PRINCIPAL                                                               MOODY'S/       VALUE
 AMOUNT                                                            STANDARD & POOR'S  (NOTE 1)
---------                                                          -----------------  --------
MUNICIPAL SECURITIES--CONTINUED
RHODE ISLAND GENERAL OBLIGATION AND REVENUE BONDS--CONTINUED
$  100,000   Narragansett General Obligation MBIA Insured 5.30%,
               9/15/09............................................      Aaa/AAA       $100,125
   200,000   Narragansett General Obligation Pre-refunded U.S.
               Treasury 7.10%, 6/15/10............................      Baa/NR         221,250
   210,000   Newport General Obligation MBIA Insured 6.50%,
               8/15/06............................................      Aaa/AAA        232,837
   100,000   Newport General Obligation 6.80%, 4/15/09............      A-1/NR         112,000
   100,000   Newport General Obligation Pre-refunded U.S. Treasury
               6.80%, 4/15/10.....................................      A-1/NR         112,000
   150,000   Newport General Obligation FGIC Insured 5.125%,
               11/15/10...........................................      Aaa/AAA        145,312
    80,000   New Shoreham General Obligation MBIA Insured 7.60%,
               1/1/07.............................................      Aaa/AAA         84,400
   100,000   New Shoreham General Obligation MBIA Insured 7.00%,
               1/15/10............................................      Aaa/AAA        109,250
    75,000   North Kingstown General Obligation 6.70%, 12/15/05...       A/NR           83,812
    80,000   North Kingstown General Obligation 6.80%, 12/15/06...       A/NR           90,800
    80,000   North Kingstown General Obligation 6.30%, 7/15/07....       A/NR           85,000
   120,000   North Providence General Obligation MBIA Insured
               6.00%, 10/01/09....................................      Aaa/AAA        125,700
    75,000   North Smithfield General Obligation 7.00%, 9/1/08....      A-1/NR          80,531
   100,000   Pawtucket General Obligation MBIA Insured 6.75%,
               9/15/08............................................      Aaa/AAA        110,875
   500,000   Pawtucket General Obligation CGIC Insured 6.0%,
               3/15/15............................................      Aaa/AAA        508,125
   500,000   Pawtucket General Obligation CGIC Insured Insured,
               6.0%, 3/15/11......................................      Aaa/AAA        513,750
   500,000   Pawtucket General Obligation CGIC Insured 6.0%,
               3/15/13............................................      Aaa/AAA        510,625
   500,000   Pawtucket General Obligation CGIC Insured, 6.0%,
               3/15/12............................................      Aaa/AAA        513,125
    30,000   Pawtucket General Obligation 7.90%, 7/1/0............       A/NR           35,362
   300,000   Providence Public Bldg. Auth. CGIC Insured 7.75%,
               6/15/08............................................      Aaa/AAA        325,500
   200,000   Providence Public Bldg. Auth. 7.30%, 12/1/08.........      Baa1/NR        219,250
   300,000   Providence Public Bldg. Auth. 7.30%, 12/1/09.........      Baa1/NR        326,250
   500,000   Providence Public Bldg. Auth. CGIC Insured 7.25%,
               12/15/10...........................................      Aaa/AAA        554,375
   750,000   Providence General Obligation MBIA Insured 6.75%,
               1/15/11............................................      Aaa/AAA        811,875

                         OCEAN STATE TAX EXEMPT FUND

                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)

                                                                        RATINGS
PRINCIPAL                                                               MOODY'S/         VALUE
 AMOUNT                                                            STANDARD & POOR'S    (NOTE 1)
---------                                                          -----------------    --------
MUNICIPAL SECURITIES--CONTINUED
RHODE ISLAND GENERAL OBLIGATION AND REVENUE BONDS--CONTINUED
$  275,000   Smithfield General Obligation MBIA Insured 6.80%,
               4/15/06............................................      Aaa/AAA       $   291,844
   100,000   South Kingston General Obligation AMBAC Insured
               5.00%, 11/15/08....................................      Aaa/AAA            99,625
   700,000   Warwick General Obligation MBIA Insured 6.60%,
               11/15/06...........................................      Aaa/AAA           767,375
   155,000   Warwick General Obligation FGIC Insured 7.20%,
               11/15/08...........................................      Aaa/AAA           171,081
   225,000   Westerly General Obligation 7.00%, 1/15/06...........      A-1/NR            243,281
   100,000   Westerly General Obligation 7.00%, 1/15/09...........      A-1/NR            106,875
    35,000   Westerly Dunn's Corner Fire District Unlimited Tax
               Assessment 7.80%, 6/1/03...........................      A-1/NR             39,244
    35,000   Westerly Dunn's Corner Fire District Unlimited Tax
               Assessment 7.85%, 6/1/04...........................      A-1/NR             39,638
   800,000   Rhode Island Clean Water MBIA Insured 6.50%,
               10/1/06............................................      Aaa/AAA           879,000
   150,000   Rhode Island Clean Water MBIA Insured 5.30%,
               10/1/07............................................      Aaa/AAA           154,500
   600,000   Rhode Island Correctional Facility MBIA Insured
               7.00%, 8/1/09......................................      Aaa/AAA           644,250
   650,000   Rhode Island Depositors Economic Protection Corp.
               MBIA Insured 6.55%, 8/1/10.........................      Aaa/AAA           715,812
   165,000   Rhode Island Depositors Economic Protection Corp.
               CAPMAC Guaranteed 6.375%, 8/1/22...................      Aaa/AAA           175,725
   300,000   Rhode Island Depositors Economic Protection Corp.
               5.75%, 8/1/12......................................      Baa1/A-           300,375
   200,000   Rhode Island Public Building Auth. 8.20%, 2/1/08.....        A/A             220,500
   645,000   Rhode Island Public Building Auth. 7.60%, 2/1/09.....        A/A             719,175
   120,000   Rhode Island Public Building Auth. AMBAC Insured
               5.25%, 2/1/10......................................      Aaa/AAA           116,400
   150,000   Rhode Island Port Authority AMBAC Insured 6.5%,
               6/1/08.............................................      Aaa/AAA           164,438
   250,000   Rhode Island Student Loan Auth. 6.20%, 12/1/09.......      Aaa/NR            252,500
    50,000   Rhode Island General Obligation 7.50%, 6/15/05.......      A-1/AA-            52,060
   125,000   Rhode Island Water Resources Fruit Hill Reservoir
               MBIA Insured 7.05%, 9/15/07........................      Aaa/AAA           137,031
                                                                                      -----------
                                                                                      $17,729,139
RHODE ISLAND HEALTH & EDUCATION BUILDING CORPORATION (32.60%)
$   55,000   Board of Governors CGIC Insured 6.00%, 9/15/08.......      Aaa/AAA       $    60,088
   150,000   Board of Governors CGIC Insured 6.125%, 9/15/10......      Aaa/AAA           165,000

                         OCEAN STATE TAX EXEMPT FUND

                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)

                                                                       RATINGS
PRINCIPAL                                                              MOODY'S/         VALUE
 AMOUNT                                                           STANDARD & POOR'S    (NOTE 1)
---------                                                         -----------------    --------
MUNICIPAL SECURITIES--CONTINUED
RHODE ISLAND HEALTH & EDUCATION BUILDING CORPORATION--CONTINUED
$  195,000   Board of Governors CGIC Insured 6.15%, 9/15/11.......      Aaa/AAA       $  214,744
   120,000   Brown University 6.75%, 9/1/16.......................      Aa1/AA           127,050
   200,000   Brown University 5.40%, 9/1/18.......................       Aa/AA           194,250
   125,000   Brown University 6.00%, 9/1/10.......................       Aa/AA           129,688
   200,000   Brown University 5.90%, 9/1/14.......................      Aa1/AA           205,750
   400,000   Bryant College MBIA Insured 6.50%, 6/1/05............      Aaa/AAA          439,500
   100,000   Bryant College MBIA Insured 5.95%, 6/1/07............      Aaa/AAA          105,250
   100,000   Bryant College MBIA Insured 6.20%, 6/1/13............      Aaa/AAA          103,000
   100,000   Higher Education Authority CGIC Insured 7.375%,
               9/15/09............................................      Aaa/AAA          112,375
    25,000   Providence College Pre-refunded US Treasury 9.00%,
               11/1/97............................................       NR/A-            25,500
   150,000   Providence College 7.45%, 11/1/03....................      Aaa/NR           169,500
   125,000   Providence College 7.50%, 11/1/04....................      Aaa/NR           141,405
   120,000   Providence College 7.75%, 11/1/09....................      Aaa/NR           136,800
   250,000   Providence College MBIA Insured 5.60%, 11/1/22.......      Aaa/AAA          242,812
   550,000   Rogers Williams College Connie Lee Insured 6.50%,
               11/15/08...........................................      NR/AAA           587,812
   550,000   Roger Williams College Connie Lee Insured 6.625%,
               11/15/11...........................................      NR/AAA           581,625
   320,000   Roger Williams College LOC-Fleet National 7.75%,
               10/1/18............................................      A-1/NR           355,600
    45,000   Roger Williams Hospital 9.375%, 7/1/04...............      NR/BBB            46,250
 1,290,000   South County Hospital 7.25%, 11/1/11.................      NR/BBB+        1,360,950
    40,000   Roger Williams Hospital 7.75%, 7/1/16................      NR/BBB            42,000
   350,000   Roger Williams Realty Corp. Collateral U.S. Treasury,
               7.50%, 8/1/29......................................       NR/A+           370,562
   500,000   Salve Regina College Connie Lee Insured 6.25%,
               3/15/13............................................      NR/AAA           514,375
   400,000   Salve Regina College LOC Fleet National Bank 7.70%,
               1/1/20.............................................       NR/A            454,500
   300,000   Salve Regina College Pre-refunded U.S. Treasury
               Connie Lee Insured 6.30%, 3/15/20..................      NR/AAA           306,375
 1,025,000   Johnson & Wales College Connie Lee Insured 5.75%,
               4/1/12.............................................      NR/AAA         1,025,000
   600,000   Johnson & Wales College Connie Lee Insured 5.875%,
               4/1/20.............................................      NR/AAA           590,250
   500,000   St. Antoine Residence LOC Allied Irish 6.75%,
               11/15/18...........................................      A-1/NR           514,375
   285,000   Landmark Medical Center 7.625%, 7/1/99...............      NR/BBB+          309,581

                          OCEAN STATE TAX EXEMPT FUND

                                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                                                        RATINGS
PRINCIPAL                                                               MOODY'S/         VALUE
 AMOUNT                                                            STANDARD & POOR'S    (NOTE 1)
---------                                                          -----------------    --------
MUNICIPAL SECURITIES--CONTINUED
RHODE ISLAND HEALTH & EDUCATION BUILDING CORPORATION--CONTINUED
$  500,000   Landmark Medical Center 8.375%, 7/1/09...............      NR/AAA        $   575,625
   575,000   Kent County Hospital MBIA Insured 7.00%, 7/1/10......      Aaa/AAA           624,594
    50,000   Kent County Hospital MBIA Insured 6.10%, 7/1/09......      Aaa/AAA            52,188
   200,000   Memorial Hospital MBIA Insured 6.50%, 7/1/04.........      Aaa/AAA           220,500
   140,000   Miriam Hospital 7.00%, 4/1/06........................       NR/A             148,575
   400,000   Miriam Hospital 6.35%, 4/1/08........................       NR/A             417,500
   900,000   Miriam Hospital 7.25%, 4/1/11........................       NR/A             948,375
   300,000   Rhode Island Hospital FGIC Insured 6.70%, 8/15/04....      Aaa/AAA           330,750
   600,000   Women & Infants Hospital CGIC Insured 6.55%, 9/1/13..      Aaa/AAA           638,250
   100,000   United Methodist Elder Care 7.50%, 11/1/14...........       NR/A             110,000
   250,000   Westerly Hospital 6.00%, 7/1/19......................     Baa/BBB+           223,438
   125,000   New England Tech Inst. Connie Lee Insured 6.00%,
               3/1/15.............................................      NR/AAA            125,469
                                                                                      -----------
                                                                                      $14,047,231
RHODE ISLAND HOUSING & MORTGAGE FINANCE CORPORATION (17.20%)
$   10,000   8.90%, 1/1/97 FGIC Insured...........................      Aaa/AAA       $    10,228
    20,000   9.30%, 7/1/04 FGIC Insured...........................      Aaa/AAA            20,400
    50,000   7.625%, 10/1/04......................................       AA/A+             52,188
   100,000   8.25%, 10/1/07.......................................      A-1/A+            104,250
   200,000   8.10%, 10/1/07.......................................      A-1/A+            208,000
   200,000   5.65%, 10/1/07.......................................       NR/A             199,250
   300,000   8.00%, 10/1/08.......................................       Aa/A+            313,875
   500,000   7.80%, 10/1/10, Series A.............................      Aa/AA+            529,375
    50,000   7.50%, 7/1/10........................................      A-1/A+             50,875
   300,000   7.60%, 10/1/20.......................................       NR/A             316,500
   500,000   8.30%, 10/1/11.......................................       AA/A+            520,000
   100,000   7.80%, 10/1/11.......................................       AA/A+            104,500
   405,000   7.50%, 10/1/11.......................................      Aa/AA+            433,856
   215,000   7.80%, 10/1/11.......................................      AA/AA+            224,675
    35,000   7.75%, 10/1/16.......................................      A-1/A+             36,138
   335,000   5.45%, 4/1/17........................................       Aa/AA            309,456
   200,000   6.25%, 4/1/17........................................      Aa/AA+            202,500
   110,000   7.95%, 10/1/20.......................................       NR/A             116,188
   140,000   7.25%, 10/1/21.......................................      Aa/Aa+            147,525
   385,000   7.875%, 10/1/21, MBIA Insured........................      Aaa/AAA           397,994
   640,000   7.875%, 10/1/22......................................      Aa/AA+            670,400
    50,000   7.75%, 4/1/22........................................      Aa/AA+             52,938
   345,000   7.55%, 10/1/22.......................................      Aa/AA+            370,444
   300,000   6.50%, 10/1/22.......................................      Aa/AA+            305,625
 1,250,000   6.70%, 10/1/15.......................................      Aa/AA+          1,301,562

                         OCEAN STATE TAX EXEMPT FUND

                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                                                        RATINGS
PRINCIPAL                                                               MOODY'S/         VALUE
 AMOUNT                                                            STANDARD & POOR'S    (NOTE 1)
---------                                                          -----------------    --------
MUNICIPAL SECURITIES--CONTINUED
RHODE ISLAND HOUSING & MORTGAGE FINANCE CORPORATION--CONTINUED
$  300,000   6.50%, 4/1/27........................................      Aa/AA+        $   304,500
   105,000   6.85%, 4/1/27........................................      Aa/AA+            109,725
                                                                                      -----------
                                                                                      $ 7,412,967
RHODE ISLAND INDUSTRIAL FACILITIES CORPORATION (1.55%)
$   75,000   Smith Trucking Corp. LOC-Fleet National 9.00%,
               8/1/96.............................................      Baa/NR        $    76,797
   100,000   Inge Corporation SBA GTD 9.125%, 10/1/00.............      Aaa/NR            102,109
   110,000   Meridian Printing LOC-Fleet National, 7.90%,
               8/1/02.............................................      Baa/NR            112,894
   250,000   Mobil Oil 6.00%, 11/1/14.............................      Aa2/AA            252,812
    60,000   Blazing Graphics LOC-Fleet National 8.20%, 5/1/13....      Baa/NR             61,978
    60,000   Blazing Graphics LOC-Fleet National 8.25%, 5/1/14....      Baa/NR             61,978
                                                                                      -----------
                                                                                      $   668,568
                                                                                      -----------
             TOTAL RHODE ISLAND BONDS (92.50%)....................                    $39,857,905
PUERTO RICO BONDS (6.37%)
$   30,000   Puerto Rico Commonwealth MBIA Insured 7.125%,
               7/1/02.............................................      Aaa/AAA       $    32,138
   500,000   Puerto Rico Commonwealth 7.75%, 7/1/06...............      NR/AAA            555,625
   200,000   Puerto Rico Commonwealth 7.75%, 7/1/13...............      NR/AAA            222,250
    40,000   Puerto Rico Aquaduct & Sewer MBIA Insured Escrowed to
               Maturity 8.75%, 7/1/00.............................      Aaa/AAA            47,500
    50,000   Puerto Rico Electric BIG Insured 8.50%, 7/1/99.......      Aaa/AAA            54,750
   300,000   Puerto Rico Electric Power Auth. 8.00%, 7/1/08.......      NR/AAA            335,250
   100,000   Puerto Rico Highway 8.00%, 7/1/03....................      NR/AAA            111,750
   200,000   Puerto Rico Highway 8.00%, 7/1/05....................      Aaa/AAA           223,500
   225,000   Puerto Rico Highway 7.70%, 7/1/03....................      Baa1/A            261,281
   285,000   Puerto Rico HFA LOC-Fugi Dev. Bk 7.50%, 10/1/15......       NR/AA            302,813
   110,000   Puerto Rico Public Bldg. Auth. 7.875%, 7/1/07........      Aaa/AAA           119,075
   200,000   Puerto Rico Public Improvement 7.90%, 7/1/04.........      NR/AAA            211,344
   200,000   Puerto Rico Public Improvement 8.00%, 7/1/07.........      Baa1/A            223,250
    40,000   Puerto Rico Public Building Auth. 7.875%, 7/1/07.....      Aaa/AAA            43,300
                                                                                      -----------
             TOTAL PUERTO RICO BONDS (6.37%)......................                    $ 2,743,826

                         OCEAN STATE TAX EXEMPT FUND

                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                                                        RATINGS
PRINCIPAL                                                               MOODY'S/         VALUE
 AMOUNT                                                             STANDARD & POOR'S   (NOTE 1)
---------                                                           -----------------   --------
MUNICIPAL SECURITIES--CONTINUED
UNITED STATES VIRGIN ISLAND BONDS (.23%)
$   50,000   Virgin Islands PFA LOC-Marine Midland 7.70%,
               10/1/04............................................      NR/BBB        $    55,625
    40,000   Virgin Islands Port Authority LOC-Marine Midland
               8.10%, 10/1/05.....................................      Baa/BBB            43,250
                                                                                      -----------
             TOTAL U.S. VIRGIN ISLAND BONDS (.23%)................                    $    98,875
                                                                                      -----------
             TOTAL INVESTMENTS (Cost $40,291,897) (93.51%)(a).....                    $42,700,606
                                                                                      ===========

(a) Percentages indicated are based on net assets of $43,088,229 at October 31, 1995 (total investments plus cash and receivables less liabilities) which corresponds to a net asset value per share of $10.59.

(b) The ratings indicates are the most current available. When bonds are rated differently by Moody's and S&P, the higher rating has been reported. The rating NR means it is not rated by Moody's or S&P.

(c) These municipal securities meet the four highest ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corp. or where not rated, are determined by the Fund to be of comparable quality within the guidelines approved by directors. Certain securities have credit enhancement features backing them. Without these enhancement features the securities may or may not meet the quality standards of other securities purchased by the Fund. (See Note 1)

(d) Abbreviations used:
      AMBAC  --  American Municipal Bond Assurance Corp.
       CGIC  --  Capital Guaranty Insurance Co.
       FGIC  --  Financial Guaranty Insurance Co.
       MBIA  --  Municipal Bond Investors Assurance
        LOC  --  Letter of Credit
        BIG  --  Bond Investors Guaranty (subsidiary of MBIA)
        SBA  --  Small Business Administration
     CAPMAC  --  Capital Markets Assurance Corp.

                       See Notes to Financial Statements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees
of Ocean State Tax Exempt Fund

     We have audited the accompanying statement of assets and liabilities of Ocean State Tax Exempt Fund (the portfolio of VLC Trust), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Ocean State Tax Exempt Fund for the two fiscal periods ended October 31, 1988 and October 31, 1987 were audited by other auditors whose report dated January 6, 1989 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Ocean State Tax Exempt Fund (the portfolio of VLC Trust) at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP

Boston, Massachusetts
December 1, 1995

INVESTMENT ADVISER &                        [Ocean State Tax Exempt Fund Logo]
  ADMINISTRATOR
  Van Liew Capital Inc.
  One Regency Plaza, Suite One
  Providence, Rhode Island 02903

DISTRIBUTOR
  Van Liew Securities, Inc.
  One Regency Plaza, Suite One
  Providence, Rhode Island 02903

CUSTODIAN
  PNC Institutional Custody Services
  Airport Business Center
  200 Stevens Drive, Suite 440
  Lester, Pennsylvania 19113

TRANSFER AGENT
  PFPC, Inc.
  P.O. Box 8950
  Wilmington, Delaware 19899

INDEPENDENT AUDITORS                                            ANNUAL REPORT
  Ernst & Young LLP                                           OCTOBER 31, 1995
  200 Clarendon Street
  Boston, Massachusetts 02116-5072

COUNSEL
  Hinckley, Allen & Snyder
  1500 Fleet Center
  Providence, Rhode Island 02903

TRUSTEES
  Alfred B. Van Liew, Chairman
  Milton C. Bickford, Jr.
  Michael E. Hogue
  Alice M. Macintosh
  Richard A. Plotkin
  John H. St. Sauveur
  Thomas R. Weschler,
     Vice Admiral, US Navy, Retired

OFFICERS                                                INTEREST INCOME EXEMPT
  Alfred B. Van Liew, President                         FROM FEDERAL AND RHODE
  Samuel H. Hallowell, Vice President                   ISLAND INCOME TAXES
  Kevin M. Oates, Treasurer                             FROM QUALITY MUNICIPAL
  Margaret D. Farrell, Secretary                        BONDS.

                                   PART C
                              OTHER INFORMATION
                              -----------------

Item 24.  Financial Statements and Exhibits
-------   ---------------------------------

   (a)  Financial Statements.

        Included in Part A:

             Financial Highlights

        Included in Part B (incorporated by reference to the Annual Report provided as an attachment to the Statement of Additional Information):


             (a)  Report of Independent Auditors
             (b)  Statement of Assets and Liabilities dated
                  October 31, 1995
             (c) Statement of Operations for the fiscal year ended October 31, 1995
             (d) Statement of Changes in Net Assets for each of the two fiscal years in the period ended October 31, 1995
             (e)  Financial Highlights for each of the periods
                  indicated therein
             (f)  Portfolio of Investments as of October 31,
                  1995


        Included in Part C:

             None

   (b)  Exhibits.

        (1) Copy of Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement filed on August
             5, 1986.

             (a)  Copy of First Amendment to Declaration of
                  Trust dated December 28, 1987 is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 2 filed on December 31, 1987.

             (b) Copy of Second Amendment to Declaration of Trust dated May 5, 1988 is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 4 filed on February 28, 1989.

        (2) Copy of By-laws of the Registrant is incorporated herein by reference to Exhibit (2) of Registrant's
             Registration Statement filed on August 5, 1986.

        (3)  Not Applicable.

        (4) Specimen copy of share certificate for shares of beneficial interest of the Registrant is incorporated herein by reference to Exhibit (4) of Pre-Effective Amendment No. 2 filed on November 19,
             1986.

        (5)  Investment Advisory Agreement between the
             Registrant and Van Liew Capital Inc. incorporated by reference to Exhibit 5(c) of Registrant's
             Registration Statement filed on December 31, 1987.


        (6) (a) Form of Sales Agreement incorporated herein by reference to Exhibit 6(b) of Registrant's
                  Registration Statement filed on August 5,
                  1986.

             (b)  Form of Bank Correspondent Agreement
                  incorporated herein by reference to Exhibit
                  6(c) of Post-Effective Amendment No. 3 to
                  Registrant's Registration Statement filed on
                  December 30, 1988.

             (c) Distribution Agreement between Registrant and Van Liew Securities Inc. dated as of May 31, 1990 incorporated by reference to Exhibit 6(d) of Amendment No. 6 to Registrant's Registration Statement filed on February 28, 1991.


        (7)  Not Applicable.

        (8)  Custodian Agreement between the Registrant and
             Provident National Bank incorporated herein by reference to Exhibit (8) of Pre-Effective Amendment
             No. 2 filed on November 19, 1986.

        (9) Transfer Agency Agreement between the Registrant and Provident Financial Processing Corporation incorporated herein by reference to Exhibit (9) of Pre-Effective Amendment No. 2 filed on November 19, 1986.

         *(10) Opinion of Counsel as to legality of shares and Consent of Counsel.

         *(11) Consent of Ernst & Young LLP, Independent
               Auditors.

          (12) Not Applicable.

          (13) Agreement relating to initial capitalization of the Registrant incorporated herein by reference to Exhibit (13) of Pre-Effective Amendment No. 2 filed on November 19, 1986.

          (14) Not Applicable.

          (15) Distribution Plan incorporated herein by reference to Exhibit (15) to Registrant's Registration
               Statement filed on August 5, 1986.

         *(16) Schedule for Computation of Performance Quotations.

         *(25) Power of Attorney.

Item 25.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          None.

Item 26.  Number of Holders of Securities.
-------   -------------------------------


          The following information is as of January 31, 1996:

          Title of Class                     Record Holders
          --------------                     --------------

          Shares of Beneficial Interest           1165




Item 27.  Indemnification.
-------   ---------------

          Indemnification is incorporated herein by reference to
          Item 27 of Registrant's Pre-Effective Amendment No. 2 filed on November 19, 1987.

Item 28.  Business and other Connections of Investment Adviser.
-------   ----------------------------------------------------

          Van Liew Capital Inc. is the investment adviser and administrator of the Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Van Liew Capital Inc., its officers and directors, reference is made to the Form ADV filed under the Investment Advisers Act of 1940 by it.

____________________
* Filed herewith

Item 29.  Principal Underwriters.
-------   ----------------------
     (a)  Van Liew Securities Inc., the Distributor for the
          Registrant's securities, currently does not act as a principal underwriter, depositor or investment adviser to any other investment companies.

     (b) The table below sets forth certain information as to the Distributor's partners and officers:

Name and Principal            Positions and     Positions and
Business Address              Offices with      Offices with
------------------             Distributor       Registrant
                              -------------     -------------

Alfred B. Van Liew            Director             Trustee
One Regency Plaza, Suite One                       and President
Providence, Rhode Island 02903

Kevin M. Oates                President and        Treasurer
One Regency Plaza, Suite One   Treasurer
Providence, Rhode Island 02903

     (c)  Not applicable.

Item 30.  Location of Accounts and Books.
-------   ------------------------------
          (1) PNC Bank, N.A. (records relating to its functions as custodian).

          (2) PFPC, Inc. (records relating to its functions as transfer agent and shareholder servicing agent).

          (3) Van Liew Capital Inc. (records relating to its functions as investment adviser and administrator and Registrant's Declaration of Trust, Bylaws and
               Minute Books).

Item 31.  Management Services.
-------   -------------------

          Other than as set forth under the captions "Management
          Arrangements" in the Prospectus and "Additional
          Information as to Management Arrangements" in the Additional Statement constituting Part A and Part B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.  Undertakings.
-------   ------------

          Registrant undertakes to submit the selection of Ernst & Young, LLP as its auditors for ratification by Registrant's shareholders at the first annual or special meeting of shareholders held after the effective date of this Registration Statement.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant had duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Providence, and State of Rhode Island, on the 28th day of February, 1996, and in connection therewith, hereby certifies pursuant to Rule 485(e) under the Securities Act of 1933 that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) thereunder.

                                 VLC TRUST (Registrant)
                                 ON BEHALF OF
                                 OCEAN STATE TAX-EXEMPT FUND

                                 By: /s/Samuel H. Hallowell, Jr.
                                    ----------------------------
                                    Samuel H. Hallowell, Jr.,
                                    Vice President

   WITNESS our hands on the date set forth below.

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date
indicated.
*ALFRED B. VAN LIEW      Trustee and President
---------------------    Principal Executive
                         Officer                February 28, 1996

                         Treasurer (Chief
                         Financial and Accounting
/s/Kevin M. Oates        Officer)               February 28, 1996
---------------------
(Kevin M. Oates)

*MILTON C. BICKFORD, JR. Trustee

*MICHAEL E. HOGUE        Trustee

*ALICE M. MACINTOSH      Trustee

*RICHARD A. PLOTKIN      Trustee

*JOHN H. ST. SAUVEUR     Trustee

 THOMAS R. WESCHLER      Trustee


/s/Samuel H. Hallowell   *Attorney-in-fact      February 28, 1996
----------------------                          as to the above
(Samuel H. Hallowell, Jr.)


                                  VLC Trust

                                Exhibit Index

Exhibit No.                    Document                     Page
-----------                    --------                     ----
No.
---
   10                    Opinion of Counsel as to Legality
                         of Shares and Consent of Counsel

   11                    Consent of Ernst & Young LLP,
                         Independent Auditors

   16                    Schedule for Computation of
                         Performance Calculations

   25                    Power of Attorney
